                                                                    EXHIBIT 10.2

                                CREDIT AGREEMENT

                                      among

                                LARSON-JUHL INC.

                                       and

                        LARSON-JUHL INTERNATIONAL L.L.C.,

                                  as Borrowers;

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                    as Agent;

                           SUNTRUST BANK, ATLANTA,

                                  as Co-Agent;

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                           CLOSING DATE: JULY 16, 1996

        ---------------------------------------------------------------

                      $90,000,000 REVOLVING CREDIT FACILITY

         ---------------------------------------------------------------


                                   ARRANGED BY

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I Definitions................................................................................. 1
     SECTION 1.1.   Definitions....................................................................... 1

ARTICLE II Amount and Terms of the Revolving Loans; Letters of Credit.................................10
     SECTION 2.1.   Revolving Credit Facility.........................................................10
     SECTION 2.2.   Procedure for Borrowings..........................................................10
     SECTION 2.3.   Additional Provisions Regarding Eurodollar Rate Fundings and
     SECTION 2.4.   Alternative Currency Fundings.....................................................11
     SECTION 2.5.   Alternative Currency Participation's..............................................12
     SECTION 2.6.   Interest..........................................................................13
     SECTION 2.7.   Conversion of Principal to Eurodollar Rate Fundings...............................14
     SECTION 2.8.   Pricing Adjustments...............................................................15
     SECTION 2.9.   Letters of Credit.................................................................15
     SECTION 2.10.  Limitation on LJ International Outstandings.......................................17
     SECTION 2.11.  Fees..............................................................................17
     SECTION 2.12.  Termination or Reduction of the Commitments.......................................18
     SECTION 2.13.  Voluntary Prepayments.............................................................18
     SECTION 2.14.  Computation of Interest and Fees..................................................18
     SECTION 2.15.  Payment...........................................................................18
     SECTION 2.16.  Application of Payments...........................................................19
     SECTION 2.17.  Payment on Nonbusiness Days.......................................................20
     SECTION 2.18.  Use of Proceeds...................................................................20
     SECTION 2.19.  Changes in Law....................................................................20
     SECTION 2.20.  Funding Losses....................................................................21
     SECTION 2.21.  Capital Adequacy..................................................................21
     SECTION 2.22.  Mandatory Assignment of Bank's Interest...........................................22

ARTICLE III  Conditions Precedent.....................................................................22
     SECTION 3.1.   Initial Conditions Precedent......................................................22
     SECTION 3.2.   Conditions Precedent to All Advances and Letters of Credit........................24

ARTICLE IV   Representations and Warranties...........................................................24
     SECTION 4.1.   Corporate Existence and Power.....................................................24
     SECTION 4.2.   Authorization of Borrowing, No Conflict as to Law or
     SECTION 4.3.   Agreements .......................................................................24
     SECTION 4.4.   Legal Agreements..................................................................25

     SECTION 4.5.   Subsidiaries......................................................................25
     SECTION 4.6.   Financial Condition...............................................................25
     SECTION 4.7.   Adverse Change....................................................................25
     SECTION 4.8.   Litigation........................................................................25
     SECTION 4.9.   Hazardous Substances .............................................................25
     SECTION 4.10.  Regulation U......................................................................26
     SECTION 4.11.  Taxes.............................................................................26
     SECTION 4.12.  Titles and Liens Licenses and Patents.............................................26
     SECTION 4.13.  ERISA.............................................................................26


ARTICLE V  Affirmative Covenants......................................................................26
     SECTION 5.1    Financial Statements..............................................................27
     SECTION 5.2.   Books and Records, Inspection and Examination.....................................29
     SECTION 5.3.   Compliance with Laws..............................................................29
     SECTION 5.4.   Payment of Taxes and Other Claims.................................................29
     SECTION 5.5.   Maintenance of Properties.........................................................29
     SECTION 5.6.   Insurance  .......................................................................29
     SECTION 5.7.   Preservation of Corporate Existence...............................................30
     SECTION 5.8.   Subchapter S Status...............................................................30
     SECTION 5.9.   Total-Funded-Debt-To-EBITDAR Ratio................................................30
     SECTION 5.10.  Ratio of Total Funded Debt to Adjusted Tangible Net Worth.........................30
     SECTION 5.11.  Adjusted Tangible Net Worth.......................................................30
     SECTION 5.12.  EBITDAR...........................................................................30
     SECTION 5.13.  Net Income .......................................................................30

ARTICLE VI  Negative Covenants........................................................................31
     SECTION 6.1   Liens..............................................................................31
     SECTION 6.2.  Indebtedness.......................................................................32
     SECTION 6.3.  Guaranties.........................................................................33
     SECTION 6.4.  Investments........................................................................33
     SECTION 6.5.  Dividends..........................................................................34
     SECTION 6.6.  Sale of Assets.....................................................................34
     SECTION 6.7.  Transactions with Affiliates.......................................................34
     SECTION 6.8.  Consolidation and Merger...........................................................35
     SECTION 6.9.  Sale and Leaseback.................................................................35
     SECTION 6.10. Subordinated Debt..................................................................35
     SECTION 6.11. Capital Expenditures...............................................................36
     SECTION 6.12. Hazardous Substances...............................................................36
     SECTION 6.13. Restrictions on Nature of Business.................................................36

ARTICLE VII  Events of Default, Rights and Remedies...................................................36
     SECTION 7.1   Events of Default..................................................................36
     SECTION 7.2.  Rights and Remedies................................................................38

     SECTION 7.3.  Pledge of Cash Collateral Account..................................................39

ARTICLE VIII  The Agent...............................................................................40
     SECTION 8.1.  Authorization......................................................................40
     SECTION 8.2.  Distribution of Payments and Proceeds..............................................40
     SECTION 8.3.  Expenses...........................................................................41
     SECTION 8.4.  Payments Received Directly by Banks................................................41
     SECTION 8.5.  Indemnification....................................................................41
     SECTION 8.6.  Limitations on Agent's Power.......................................................41
     SECTION 8.7.  Exculpation; "Agent."..............................................................42
     SECTION 8.8.  Agent and Affiliates...............................................................42
     SECTION 8.9.  Credit Investigation...............................................................42
     SECTION 8.10. Resignation........................................................................42
     SECTION 8.11. Assignments........................................................................43
     SECTION 8.12. Participations.....................................................................45
     SECTION 8.13. Co-Agent...........................................................................45

ARTICLE IX Miscellaneous..............................................................................46
     SECTION 9.1   No Waiver.  Cumulative Remedies....................................................46
     SECTION 9.2.  Amendments, Etc....................................................................46
     SECTION 9.3.  Notice.............................................................................46
     SECTION 9.4.  Accommodation Party Defenses Waived................................................47
     SECTION 9.5.  Disclosure of Information..........................................................47
     SECTION 9.6.  Costs and Expenses.................................................................48
     SECTION 9.7.  Indemnification by Borrowers.......................................................48
     SECTION 9.8.  Execution in Counterparts..........................................................48
     SECTION 9.9.  Binding Effect, Assignment.........................................................49
     SECTION 9.10. Governing Law......................................................................49
     SECTION 9.11. Jurisdiction.......................................................................49
     SECTION 9.12. Waiver of Jury Trial...............................................................49
     SECTION 9.13. Severability of Provisions.........................................................49
     SECTION 9.14. Prior Agreements...................................................................49
     SECTION 9.15. Headings...........................................................................50

                                CREDIT AGREEMENT

                            Dated as of July 16, 1996

         Larson-Juhl Inc., a Georgia corporation; Larson-Juhl International L.L.C., a Georgia limited liability company; the Banks, as defined below; Norwest Bank Minnesota, National Association, a national banking association, as Agent for the Banks; and SunTrust Bank, Atlanta, a Georgia banking corporation, as Co-Agent for the Banks; agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Section 1.1 Definitions. For all purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

                           (a) the terms defined in this Article have the
                  meanings assigned to them in this Article, and include the plural as well as the singular; and

                           (b) all accounting terms not otherwise defined herein
                  have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied.

                  "Additional Bank" means a financial institution that becomes a Bank pursuant to the procedures set forth in Section 8.11.

                  "Adjusted Special Reserves and Accruals" means the aggregate Special Reserves and Accruals of the Company, multiplied in each case by a percentage. The applicable percentage (i) may be determined separately for each item included in the Company's Special Reserves and Accruals, (ii) except as set forth in the following c1ause, shall be set, as to each item, by the Company with the consent of the Required Banks, which consent shall not be unreasonably withheld, and (iii) if less than 70%, may be set by the Company in its sole discretion, without the consent of the Required Banks.

                  "Advance" means an advance by the Banks to either Borrower pursuant to Article II.

                  "Adjusted Tangible Net Worth" means (i) the sum (without duplication) of (A) stockholders' equity of the Company, (B) 65% of the Company's LIFO Reserve as of the date of determination, and (C) the Company's Adjusted Special Reserves and Accruals as of the date of determination, minus (ii) intangible assets of the Company included in calculating such stockholders' equity, all determined in accordance with generally accepted accounting principles consistently applied. For purposes of the foregoing calculation, intangible assets of the Company shall include but not be limited to the net book value of the Company's patents, trademarks, trade names, copyrights, licenses, premiums paid on indebtedness, and goodwill.

                  "Affiliate" means (a) any director or officer of the Company,
         (b) any Person who, individually or with his immediate family, beneficially owns or holds 5% or more of the voting interest of the Company, or (c) any corporation, partnership or other Person in which any Person or group of Persons described above directly or indirectly owns a 5% or greater equity interest.

                  "Agent" means Norwest acting in its capacity as agent for itself and the other Banks hereunder.

                  "Agreement" means this Credit Agreement, together with all amendments, modifications and restatements thereof.

                  "Alternative Currency" means Australian dollars, Austrian Schillings, Belgian francs, Dutch guilders, English pounds, Finnish Finnmarks, French francs, German Deutsche Marks, Italian lira, Norwegian crowns, South African rands, Spanish pesetas, Swedish krona, Swiss francs, or any other currency (other than Dollars) requested by a Borrower and acceptable to all of the Banks.

                  "Alternative Currency Base Rate" means, with respect to any Alternative Currency Funding, the rate per annum determined by the Agent to be the rate at which deposits in the applicable Alternative Currency are offered to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two LIBO Business Days prior to the beginning of the applicable Interest Period, for funds to be made available on the first day of the applicable Interest Period in an amount approximately equal to the amount of such Alternative Currency Funding and maturing at the end of the applicable Interest Period.

                  "Alternative Currency Funding" means a Borrowing or any portion thereof that is made in an Alternative Currency.

                  "Alternative Currency Letter of Credit" means a Letter of Credit denominated in an Alternative Currency.

                  "Alternative Currency Rate" means, with respect to any Alternative Currency Funding, the annual rate equal to the sum of (i) the Alternative Currency Base Rate, and (ii) the applicable LIBO Rate Margin.

                  "Assignment Certificate" has the meaning set forth in Section 8.11.

                  "Bank Business Day" means a day other than a Saturday, Sunday, United States national holiday or other day on which banks in Minnesota, New York or Georgia are permitted or required by law to close.

                  "Banks" means Norwest, acting on its own behalf and not as Agent, each of the undersigned banks and any financial institution that becomes a Bank pursuant to the procedures set forth in Section 8.11, collectively.

                  "Base Rate" means, at any time, the rate of interest publicly announced from time to time by the Agent as its "prime" or "base" rate or, if the Agent ceases to announce a rate so designated, any similar successor rate designated by the Agent.

                  "Borrowers" means the Company and LJ International, collectively.

                  "Borrowing" means a borrowing under Article II consisting of Advances made to a Borrower at the same time by each of the Banks severally.

                  "Capital Expenditure" means any expenditure of money for the purchase or construction of fixed assets or for the purchase or construction of any other assets, or for improvements or additions thereto, which are capitalized on the Company's balance sheet in accordance with generally accepted accounting principles.

                  "Cash Collateral Account" means an account maintained with the Agent in which funds are deposited pursuant to Section 2.8(h) or
         Section 7.2(c).

                  "Commitment" means, with respect to each Bank, that Bank's commitment to make Advances and participate in Letters of Credit pursuant to Article II.

                  "Commitment Amount" means, with respect to each Bank, the amount set forth opposite that Bank's name on the signature page or on any Assignment Certificate, unless said amount is reduced pursuant to
         Section 2.11, in which event it means the amount to which said amount is reduced.

                  "Commitment Termination Date" means September 1, 2001, or the earlier date of termination in whole of the Commitments pursuant to
         Section 2.11 or 7.2.

                  "Company" means Larson-Juhl Inc., a Georgia corporation and a party to this Agreement. Except as otherwise expressly provided herein, "Company" means only Larson-Juhl Inc., without regard to any Subsidiaries of Larson-Juhl Inc. or any consolidation of financial data with such Subsidiaries.

                  "Compliance Certificate" means a certificate in substantially the form of Exhibit C, or such other form as the Borrowers and the Required Banks may from time to time agree upon in writing, executed by the chief financial officer of the Company, stating (i) that the financial statements delivered therewith have been prepared `in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5, subject, in the case of interim financial statements, to year-end adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto and (iii) if such financial statements are as of the end of the Company's fiscal year or the second quarter of the Company's fiscal year, all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Company is in compliance with the requirements set forth in Sections 5.9, 5.10, 5.11,
         5.12 and 5.13.

                  "Default" means an event that, but for the giving of notice, the passage of time or both, would constitute an Event of Default.

                  "Dollar Equivalent" means (i) with respect to a Borrowing, Advance or Letter of Credit made or denominated in Dollars, the amount of such Borrowing, Advance or Letter of Credit, and (ii) with respect to an Alternative Currency Funding or Alternative Currency Letter of Credit, the amount in freely-transferable Dollars that the Agent may purchase for the amount and in the currency of such Alternative Currency Funding or Alternative Currency Letter of Credit on the spot market on the day of determination, determined at the Agent's discretion within the period of three LIBO Business Days preceding the day of such Alternative Currency Funding, as of the first day of the Interest Period applicable to such Alternative Currency Funding, on the date of the issuance of or any draw under such Alternative Currency Letter of Credit and at such other times as the Agent shall determine in accordance with this Agreement.

                  "Dollars" means United States dollars.

                  "EBITDAR" means, with respect to any period, the Net Income of the Company with respect to that period, increased or decreased (as the case may be) by any change in the Company's Adjusted Special Reserves and Accruals during that period, plus each of the following to the extent deducted in determining Net Income: (i) any taxes accrued by the Company with respect to such period, (ii) interest expenses recognized by the Company with respect to that period, (iii) 65% of the Company's LIFO Expense during that period, and (iv) depreciation and amortization recognized by the Company with respect to that period, all determined in accordance with generally accepted accounting principles consistently applied.

                  "Eligible Bank" means a commercial bank having aggregate capital and surplus greater than $500,000,000 as of the date of determination.

                  "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1802 et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1252 et seq., the Clean Water Act, 33 U.S.C. ss. 1321 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation which may relate to or deal with human health or the environment all as may be from time to time amended.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Internal Revenue Code of 1986, as amended.

                  "Eurodollar Base Rate" means, with respect to any Interest Period, the rate per annum at which U.S. dollar deposits in immediately available funds are offered as of 11:00 A.M. (London Time) two LIBO Business Days prior to the beginning of such Interest Period, as determined by the Agent on the basis of the display designated as page "LIBO" on the Reuters Monitor Money Rates Service; provided, however, that if such page is no longer available, the Eurodollar Base Rate shall be determined by the Agent on the basis of a substantially comparable source selected by the Agent and acceptable to the Required Banks.

                  "Eurodollar Rate" means the annual rate equal to the sum of
         (i) the rate obtained by dividing (a) the Eurodollar Base Rate, by (b) a percentage equal to 100% minus the Federal Reserve System requirement (expressed as a percentage) applicable to such deposits, and (ii) the applicable LIBO Rate Margin.

                  "Eurodollar Rate Funding" means a Borrowing or any portion thereof, or any other portion of the principal balance of the Notes, that bears interest at a Eurodollar Rate.

                  "Event of Default" has the meaning specified in Section 7.1.

                  "Excess Guaranty Increment" means $0, except that the Borrowers may increase the Excess Guaranty Increment at any time and from time to time by payment to the Agent for the benefit of the Banks, of an excess guaranty fee in an amount equal to 1.125% of the amount of such increase; provided, however, that in no event shall the Excess Guaranty Increment be greater than $5,000,000.

                  "Federal Funds Rate" means at any time an interest rate per annum equal to the weighted average of the rates for overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Bank Business Day, the average of the quotations for such day for such transactions received by the Agent from three federal funds brokers of recognized standing selected by it, it being understood that the Federal Funds Rate for any day which is not a Bank Business Day shall be the Federal Funds Rate for the next preceding Bank Business Day.

                  "Floating Rate" means, at any time, an annual rate equal to the greater of

                  (i)      the Base Rate, minus 50 basis points (0.50%); or

                  (ii)     the Federal Funds Rate, plus 50 basis points (0.50%);

         The Floating Rate shall change when and as the Base Rate or Federal Funds Rate changes.

                  "Hazardous Substance" means any asbestos, urea-formaldehyde, polychlorinated biphenyls ("PCBs"), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances listed or identified in, or regulated by, any Environmental Law.

                  "Interest Period" means, with respect to any Eurodollar Rate Funding or Alternative Currency Funding, a period of one, two, three or six months beginning on a LIBO Business Day, as elected by the Borrower requesting the Eurodollar Rate Funding or Alternative Currency Funding. Each Interest Period shall end on the day in the final month of such Interest Period that immediately precedes the date which numerically corresponds to the first day of such Interest Period, except that (i) if such final month has no numerically corresponding day, then the Interest Period shall end on the last LIBO Business Day of such month, and (ii) if an Interest Period would otherwise end on a day which is not a LIBO Business Day, such Interest Period shall end on the next following LIBO Business Day, unless such next following LIBO Business Day is the first LIBO Business Day of a month, in which case such Interest Period shall end on the next preceding LIBO Business Day.

                  "Issuing Bank" means Norwest acting as the Bank issuing Letters of Credit.

                  "L/C Amount" means the Dollar Equivalent of the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit, plus (ii) amounts drawn under Letters of Credit for which the Banks have neither been reimbursed nor made any Advance.

                  "Letter of Credit" has the meaning set forth in Section 2.8.

                  "Lien" means any mortgage, deed of trust, lien, pledge, security interest or other charge or encumbrance, of any kind whatsoever, including but not limited to the interest of the lessor or titleholder under any capitalized lease, title retention contract or similar agreement.

                  "LIBO Business Day" means a Bank Business Day on which dealings in the London interbank market are carried on (i) if such determination relates to a Eurodollar Rate, in U.S. dollar deposits, or
         (ii) if such determination relates to an Alternative Currency Funding, the applicable Alternative Currency.

                  "LIBO Rate Margin" means a percentage, determined as set forth in Section 2.7.

                  "LIFO Expense" means, during any period, the change in the Company's LIFO Reserve during such period.

                  "LIFO Reserve" means, at any time, the difference between the value of inventory calculated using a first-in-first-out (FIFO) method and the value of such inventory calculated using the "link chain" last-in-first-out (LIFO) method. In determining the Company's LIFO Reserve as of any date, the LIFO Reserve shall be calculated with respect to each pool of the Company's inventory (divided into separate pools in accordance with applicable standards set forth in the Internal Revenue Code and the regulations thereunder and interpretations thereof), and the sum of the LIFO Reserves for each such pool shall be aggregated to determine the Company's LIFO Reserve.

                  "LJ International" means Larson-Juhl International L.L.C., a Georgia limited liability company. Except as otherwise expressly provided herein, "LJ International" means only LJ International, without regard to any Subsidiaries of LJ International or any consolidation of financial data with such Subsidiaries.

                  "LJ International Outstandings" means, at any time, the sum of
         (i) the aggregate principal amount of Advances made to LJ International hereunder, and (ii) the L/C Amount, to the extent that the Letters of Credit giving rise to the L/C Amount have been issued for the account or at the request of LJ International.

                  "LJ Party" means either Borrower or any Subsidiary of either Borrower.

                  "Loan Documents" means this Agreement and the Notes.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001 (a)(3) of ERISA.

                  "Net Income" means the net earnings of the Company, determined in accordance with generally accepted accounting principles consistently applied.

                  "Norwest" means Norwest Bank Minnesota, National Association, a national banking association and a party to this Agreement.

                  "Note" has the meaning set forth in Section 2.1.

                  "Organizational Documents" means, with respect to any limited liability company, the articles of organization and all operating agreements, member control relating to that limited liability agreements and similar organizational documents relating company.

                  "Percentage" means, with respect to each Bank, the ratio of that Bank's Commitment Amount to the aggregate Commitment Amounts of all of the Banks.

                  "Permitted Acquisition" means the acquisition by the Company of stock or other equity interests in any other Person, the consolidation or merger of any other Person into the Company, or the transfer of any assets of any other Person to the Company outside the ordinary course of business, in each case so long as:

                  (i) no Default or Event of Default is continuing at the time of such acquisition, consolidation, merger or transfer, or would be caused by such acquisition, consolidation, merger or transfer;

                  (ii) in the case of the acquisition of stock or other equity interests or in the case of any consolidation or merger, the aggregate amount expended by the Company on account of all such acquisitions, consolidations and mergers during any single 12-month period does not exceed $20,000,000, less the amount expended by the Company on account of any transfer of assets to the Company outside the ordinary course of business during such period;

                  (iii) in the case of any consolidation or merger, the Company shall be the continuing or surviving corporation; and

                  (iv) in the case of a transfer of assets to the Company outside the ordinary course of business, the aggregate amount expended by the Company on account of all such transfers during any single 12-month period does not exceed the lesser of (A) 40% of the Company's assets as of the beginning of that 12-month period, or (B) $20,000,000, in each case reduced by the aggregate amount expended by the Company on account of all acquisitions of stock and other equity interests and all consolidations and mergers with the Company during such 12-month period.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust unincorporated organization or government or any agency or political subdivision thereof

                  "Plan" means an employee benefit plan or other plan maintained for employees of the Company or any ERISA Affiliate and covered by Title IV of ERISA.

                  "Ponzio" means Craig A. Ponzio.

                  "Ponzio Entity" means (i) Ponzio, (ii) any member of Ponzio's immediate family, (iii) any trust established for the benefit of Ponzio or any member of his immediately family, so long as such trust is controlled solely by Ponzio at all times prior to his death, (iv) the estate of Ponzio arising after his death, or (v) any corporation, partnership or limited liability company controlled by Ponzio. For purposes of this definition, Ponzio shall be deemed to be in control of a corporation, partnership or limited liability company so long as (x) he owns (both legally and beneficially) not less than 67% of each class of the equity interests of such entity, and (y) he maintains voting control of such corporation, partnership or limited liability company.

                  "Reportable Event" means (i) a "reportable event" described in
         Section 4043 of ERISA and the regulations issued thereunder, (ii) a withdrawal from any Plan, as described in Section 4063 of ERISA,, (iii) an action to terminate a Plan for which a notice is required to be filed under Section 4041 of ERISA, (iv) any other event or condition that might constitute grounds for termination of, or the appointment of a trustee to administer, any Plan, or (v) a complete or partial withdrawal from a Multiemployer Plan as described in Sections 4203 and 4205 of ERISA.

                  "Required Banks" means one or more Banks (including, where relevant Additional Banks) having an aggregate Percentage equal to or greater than 66-2/3%.

                  "Special Reserves and Accruals" means, as of any date, reserves and liabilities of the Company that do not meet the "all events test" as defined in Section 461 of the Internal Revenue Code of 1986 and the regulations thereunder and interpretations thereof, including but not limited to any reserves or liabilities the existence or amount of which cannot be determined with reasonable accuracy.

                  "Subchapter S Corporation" means an "electing small business corporation," as defined in Subchapter S of the Internal Revenue Code of 1986 (26 U.S.C. ss.ss. 1371-1377).

                  "Subordinated Debt" means indebtedness of the Company which is subordinated in right of payment to all indebtedness of the Company to any Bank, on terms that have been approved in writing by the Required Banks and that have been noted by appropriate legend on all instruments evidencing the Subordinated Debt.

                  "Subsidiary" means, as to either Borrower, (i) any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by that Borrower, by that Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries, (ii) any partnership of which 50% or more of the partnership interests therein are directly or indirectly owned by that Borrower, by that Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries, and (iii) any limited liability company or other form of business organization the effective control of which is held by that Borrower, by that Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Total Funded Debt" means (without duplication) (i) all indebtedness of the Company for borrowed money; (ii) indebtedness of the Company evidenced by bonds, notes or similar written instruments, whether or not representing obligations for borrowed money; (iii) all capitalized lease obligations of the Company; (iv) all indebtedness secured by a Lien on any property owned by the Company, whether or not such indebtedness has been assumed by the Company or is nonrecourse to the Company; (v) all net obligations of the Company under interest rate agreements or currency agreements; (vi) guaranty obligations of the Company with respect to indebtedness for borrowed money of another Person (including Affiliates); and (vii) the face amount of all Letters of Credit issued hereunder, all other letters of credit and bankers' acceptances issued for the account of the Company, and, without duplication, all drafts drawn thereunder.

                  "Total-Funded-Debt-To-EBITDAR Ratio" means, as of any date of determination, the ratio of (i) the Total Funded Debt of the Company as of that date, to (ii) (A) the EBITDAR of the Company during the 24-month period ending on that date, divided by (B) 2.

                  "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

                                   ARTICLE II

           AMOUNT AND TERMS OF THE REVOLVING LOANS; LETTERS OF CREDIT

         Section 2.1 Revolving Credit Facility. Each Bank agrees, severally but not jointly, on the terms and subject to the conditions hereinafter set forth, to make Advances to the Borrowers from time to time during the period from the date hereof to and including the Commitment Termination Date. In no event shall any Bank be obligated to make any requested Advance if the sum of the Dollar Equivalent of the Advances by that Bank then outstanding, that Bank's Percentage of the then-outstanding L/C Amount and the Dollar Equivalent of the requested Advance would exceed that Bank's Commitment Amount. Within the limits of each Bank's Commitment Amount, the Borrowers may borrow, prepay pursuant to Section
2.12 and reborrow under this Section 2.1. The Advances made by each Bank shall be evidenced by and repayable with interest in accordance with a single promissory note of the Borrowers (each, a "Note") payable to the order of that Bank, substantially in the form of Exhibit A hereto, dated the date hereof.

         Section 2.2 Procedure for Borrowings. Each Borrowing shall occur following written notice from either Borrower to the Agent or telephonic request from any person purporting to be authorized to request Advances on behalf of either Borrower. Each such notice or request shall specify (i) the name of the Borrower that will receive the proceeds of such Borrowing, (ii) the date of the requested Borrowing, (iii) the amount thereof, (iv) if any portion of such Borrowing will bear interest at a Eurodollar Rate or be made in an Alternative Currency, the Interest Period selected by the requesting Borrower with respect thereto, and (v) if such Borrowing will be made in an Alternative Currency, the Alternative Currency in which such Borrowing will be made. Such notice or request must be received by the Agent not later than 11:00 a.m. (Minneapolis time) on the day on which such Borrowing is to occur or, if all or any portion of the Borrowing will bear interest at a Eurodollar Rate or be made in an Alternative Currency, not later than 11:00 a.m. (Minneapolis time) on the day three LIBO Business Days' prior to the date on which such Borrowing is to occur. Upon receiving a request for a Borrowing, and in any event not later than 1:30 p.m. (Minneapolis time) on the date that the requested Borrowing is to occur, or, if the requested Borrowing is to bear interest at a Eurodollar Rate or be made in an Alternative Currency, the close of business on the day that the request is received, the Agent will notify the Banks of the amount of the requested Borrowing, the amount of each Bank's Advance with respect thereto, and, if applicable, the fact that such Borrowing will bear interest at a Eurodollar Rate or Alternative Currency Rate, and the Interest Period and Alternative Currency selected by the requesting Borrower. Not later than 4:00 p.m. (Minneapolis time) on the second LIBO Business Day prior to the date on which any Eurodollar Rate Funding or Alternative Currency Funding is to occur, the Agent will notify the Banks and the Borrowers of the interest rate to be applicable thereto. Upon fulfillment of the applicable conditions set forth in Article III, each Bank shall remit its Percentage of the requested Borrowing to the Agent in immediately available funds. So long as a Bank receives notice of the requested Borrowing by the applicable time specified above, that Bank will make its Advance with respect to that Borrowing available to the Agent by wire transfer of immediately available funds to the Agent not later than 4:00 p.m. (Minneapolis time) on the date called for in such notice. Prior to the close of business on the day of the requested Borrowing, the Agent shall disburse such funds by crediting the same to the demand deposit account of the requesting Borrower maintained with the Agent or in such other manner as the Agent and either Borrower may from time to time agree. The Agent shall have no obligation to disburse the requested Borrowing if any condition set forth in Article III has not been satisfied on the day of the requested Borrowing. Each Borrowing shall be in the amount of $500,000 or an integral multiple thereof, provided, however, that each Eurodollar Rate Funding or Alternative Currency Funding must be in the amount of $2,000,000 or an integral multiple of $500,000 greater than $2,000,000. The Borrowers shall be obligated to repay all Advances made to them notwithstanding the fact that the person requesting the same was not in fact authorized so to do. Any request for an Advance shall be deemed to be a representation that the statements set forth in Section 3.2 are correct.

         Section 2.3 Additional Provisions Regarding Eurodollar Rate Fundings and Alternative Currency Fundings.

                  (a) In no event shall more than 18 Eurodollar Rate Fundings and Alternative Currency Fundings be outstanding at any one time.

                  (b) In no event may the Borrower request a Eurodollar Rate Funding or Alternative Currency Funding if the Interest Period applicable thereto would end after the Commitment Termination Date.

                  (c) In no event may the Borrowers rescind any request for a Eurodollar Rate Funding or Alternative Currency Funding once made.

                  (d) Notwithstanding anything to the contrary in this Agreement, the Agent and the Banks shall have no obligation to honor any request for a Eurodollar Rate Funding or Alternative Currency Funding (i) if a Default or Event of Default has occurred and is continuing when such request is made or on the first day of the Interest

         Period applicable thereto, (ii) if any Bank, in its sole discretion, determines that funds in amounts equal to the requested amount, maturing at the end of the proposed Interest Period and, if applicable, in the applicable Alternative Currency are not readily available to such Bank from major banks in the London interbank market, or (iii) if any Bank, in its sole discretion, determines that it is unlawful for such Bank to make, maintain or fund Eurodollar Rate Fundings or Alternative Currency Fundings. Absent manifest error, the records of the Agent shall be conclusive evidence as to the amount of each Eurodollar Rate Funding and Alternative Currency Funding and the interest rate and Interest Period applicable thereto.

                  (e) If any Bank, in its sole discretion, determines that it is unlawful for it to continue to maintain its portion of any Eurodollar Rate Funding or Alternative Currency Funding outstanding at the time of such determination, such Bank may, by notice to the Agent and the Borrowers, require the immediate repayment thereof or, if legally permissible, convert its portion of such Eurodollar Funding or Alternative Currency Funding to an Advance bearing interest at the Floating Rate in an amount equal to the Dollar Equivalent of such portion of the applicable Eurodollar Rate Funding or Alternative Currency Funding. Any such Advance shall be applied to the prepayment of that Bank's portion of such Eurodollar Rate Funding or Alternative Currency Funding, but (i) no amount shall be required to be paid under
         Section 2.19 on account of such prepayment and (ii) except as provided in Section 7.2 upon acceleration of the Notes, no interest shall be due and payable with respect to such Advance until the end of the applicable Interest Period.

                  (f) Unless the Borrowers repay an Alternative Currency Funding on the expiration of the Interest Period applicable thereto in the applicable Alternative Currency, the outstanding principal balance of such Alternative Currency Funding shall be converted from the applicable Alternative Currency to Dollars on the expiration of such Interest Period. Upon any such conversion to Dollars, the Dollar Equivalent resulting from such conversion shall be deemed a Borrowing by the Borrowers from the Banks hereunder consisting of Advances by each Bank in proportion to their shares of the corresponding Alternative Currency Funding.

                  (g) If, as a result of any conversion of an Alternative Currency Funding to Dollars pursuant to paragraph (f) or any conversion of the Borrowers' reimbursement obligation with respect to any Alternative Currency Letter of Credit pursuant to Section 2.8(f), the sum of the Dollar Equivalent of all outstanding Advances and the L/C Amount exceeds the aggregate Commitment Amounts of the Banks, the Borrowers shall on demand by the Agent repay the amount of such excess, together with interest thereon from the date of such conversion until payment at the Floating Rate.

         Section 2.4  Alternative Currency Participation's

                  (a) Notwithstanding any other provision of this Agreement to the contrary, if any Bank (the "Participating Bank"), in its sole discretion, determines that it is unable to make its portion of Alternative Currency Fundings in a particular Alternative

         Currency or if such Bank determines that it will not as a matter of policy, make loans to any of its borrowers in such Alternative Currency, such Bank may enter into one or more participation agreements with another Bank (the "Funding Bank') providing that the Participating Bank will purchase from the Funding Bank, and the Funding Bank will grant to the Participating Bank, a participation in each Alternative Currency Funding made in such Alternative Currency (each, a "Restricted Currency Funding"). Such participation shall, as between the Funding Bank and the Participating Bank, be denominated in Dollars, but the underlying loan to the Borrowers shall be funded by the Funding Bank in the applicable Alternative Currency (subject to the other terms and conditions of this Agreement). Any Bank entering into a participation agreement as contemplated by this paragraph shall deliver a copy of the applicable agreement to the Agent and the Borrower promptly upon entering into such agreement.

                  (b) The Percentages of the Funding Bank and the Participating Bank with respect to each Restricted Currency Funding covered by any such participation agreement shall (with respect to the obligation to provide such Restricted Currency Funding hereunder and with respect to the right to receive payments on account of such Restricted Currency Funding) be equal to (i) in the case of the Funding Bank, the sum of the Funding Bank's Percentage and the Participating Bank's Percentage, and (ii) in the case of the Participating Bank, 0%.

                  (c) The participated portion of any Restricted Currency Funding shall be evidenced by the Note payable to the order of the Funding Bank. In no event shall the Funding Bank be required to fund any Advance or participate in any Letter of Credit if the sum of the Dollar Equivalent of the Advances by that Bank then outstanding (including the participated portion of any Restricted Currency Fundings as to which such Bank is the Funding Bank), that Bank's Percentage of the then-outstanding L/C Amount and the Dollar Equivalent of the amount of the applicable Advance or Letter of Credit (including, in the case of any Restricted Currency Fundings, the participated portion thereof as to which such Bank is the Funding Bank) would exceed that Bank's Commitment Amount.

                  (d) In no event shall the Borrowers' liability (whether under Section 2.18, 2.19 or 2.20 or otherwise) to the Funding Bank and the Participating Bank, when considered in the aggregate, be greater because of the arrangement contemplated by this Section 2.4 than it would be if no such arrangement existed and the Funding Bank and the Participating Bank each funded their respective Percentages of each Alternative Currency Funding in the applicable Alternative Currency as would be required but for this Section 2.4.

         Section 2.5  Interest

                  (a) The Notes shall bear interest on the unpaid principal amount thereof from the date thereof until paid as follows:

a

                  (i) Except as provided elsewhere in this paragraph (a), the principal balance of each Note shall bear interest at the Floating Rate.

                  (ii) Each Eurodollar Rate Funding shall bear interest at the applicable Eurodollar Rate for the Interest Period specified in the notice or request for such Eurodollar Rate Funding.

                  (iii) Each Alternative Currency Funding shall bear interest at the applicable Alternative Currency Rate for the Interest Period specified in the notice or request for such Alternative Currency Funding.

                  (iv) At the termination of each Interest Period, the interest rate applicable to the Eurodollar Rate Funding or Alternative Currency Funding to which such Interest Period was applicable shall revert to the Floating Rate unless a new Eurodollar Rate request is made by a Borrower in accordance with this Agreement.

                  (b) Interest accruing on the principal balance of the Notes shall be payable as follows:

                  (i) Interest accruing on the principal balance of the Notes at the Floating Rate each month shall be due and payable on the last day of that month, commencing on the last day of the month hereof, and on the Commitment Termination Date.

                  (ii) Interest on each Eurodollar Rate Funding and Alternative Currency Funding shall be due and payable on the last day of the applicable Interest Period or, if such Interest Period is in excess of three months, on the last day of each three-month interval during such Interest Period, and on the last day of such Interest Period.

         Section 2.6 Conversion of Principal to Eurodollar Rate Fundings. At the election of either Borrower, which may be exercised from time to time, a Borrower may request in writing or by telephone that a Eurodollar Rate be applicable for the portion of the outstanding principal balance of the Notes (including any Advance requested or to be requested) and for the Interest Period indicated by the applicable Borrower in its request. The portion of the outstanding balance of the Notes for which a Eurodollar Rate is requested (i) must be in the amount (as to all Notes combined) of $2,000,000 or an integral multiple of $500,000 greater than $2,000,000, and (ii) must on the first day of the applicable Interest Period, either (A) bear interest at the Floating Rate, or (B) bear interest at a Eurodollar Rate or Alternative Currency Rate with respect to which the Interest Period expires on such first day. A request for a Eurodollar Rate must be received by the Agent before 11:00 a.m. (Minneapolis time) on the day three LIBO Business Days before the first day of the proposed Interest Period. Upon receiving a request for a Eurodollar Rate, and in any event not later than the close of business on the day that the request is received, the Agent will notify the Banks of the principal amount to be subject to such Eurodollar Rate and the Interest Period applicable thereto. Not later than 4:00 p.m.

(Minneapolis time) on the second LIBO Business Day prior to the date on which such Eurodollar Rate is to become effective, the Agent will notify the Banks and the Borrowers of the interest rate to be applicable thereto.

         Section 2.7  Pricing Adjustments.

                  (a) Until adjusted as set forth below, the LIBO Rate Margin shall be 1.125%.

                  (b) The LIBO Rate Margin shall be adjusted quarterly on the basis of the Total-Funded-Debt-To-EBITDAR Ratio of the Company as at the end of the previous fiscal quarter in accordance with the following table:

           Total-Funded-Debt-To-EBITDAR Ratio                                   LIBO Rate Margin
           ----------------------------------                                   ----------------
           Less than 1.50 to 1                                                        0.75%

           1.50 to 1 or greater, but less than 2.00 to 1                              1.00%

           2.00 to 1 or greater, but less than 3.00 to 1                              1.25%

           3. 00 to 1 or greater                                                      1.50%

         Notwithstanding the foregoing, (i) no reduction in the LIBO Rate Margin will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made, and
         (ii) if the Company fails to deliver any financial statements or Compliance Certificates when required under Section 5.1, the Agent upon the request of the Required Banks, shall, by notice to the Borrowers, increase the LIBO Rate Margin to the highest rates set forth above from the beginning of the fiscal quarter in which such items were required to be delivered until such time as the Agent has received all such financial statements and Compliance Certificates.

                  (c) Reductions and increases in the LIBO Rate Margin (and the letter of credit fees based thereon) will be determined quarterly following receipt of the Company's financial statements and quarterly Compliance Certificates required under Section 5.1. Any such reduction or increase shall be applicable (i) to Eurodollar Rate Fundings and Alternative Currency Fundings having an Interest Period commencing after the last day of the month in which such receipt occurs, and (ii) to commitment fees and letter of credit fees accruing after the last day of such month. The Agent shall notify each Bank of any change pursuant to this Section 2.7 promptly following the determination thereof.

         Section 2.8  Letters of Credit.

                  (a) Either Borrower may from time to time request that the Issuing Bank issue one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the account of that Borrower, either solely or jointly with any other LJ

         Party. No Letter of Credit shall be issued if the Dollar Equivalent of the face amount of that Letter of Credit, together with the sum of the L/C Amount and the Dollar Equivalent of the aggregate principal balance of the Notes then outstanding, would exceed the aggregate Commitment Amounts. Each Letter of Credit shall be used for the general corporate purposes of the Borrowers.

                  (b) At least five days prior to the issuance of each Letter of Credit the Borrowers shall execute a letter of credit application and reimbursement agreement either in the form attached as Exhibit B or in the Issuing Bank's standard form as required by the Issuing Bank.

                  (c) Each Letter of Credit shall be denominated in Dollars or an Alternative Currency specified by the applicable Borrower in its request for such Letter of Credit.

                  (d) Each Letter of Credit shall be issued in a form acceptable to the Issuing Bank. Not later than the day on which any Letter of Credit is issued, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to each of the Banks, a copy of such Letter of Credit. Unless otherwise approved by the Required Banks, no Letter of Credit shall have an initial or any renewal term of more than one year. Unless otherwise approved by all of the Banks, no Letter of Credit shall have a term (including renewals thereof) extending beyond the Commitment Termination Date.

                  (e) A fee shall be due and payable to the Agent for the benefit of the Banks upon issuance of each Letter of Credit, computed at an annual rate equal to the LIBO Rate Margin applied to the face amount of that Letter of Credit outstanding from time to time, from and including the date of issuance of that Letter of Credit until the expiration thereof, payable in advance on the date of issuance and on the first day of each calendar quarter thereafter.

                  (f) The Borrowers shall pay the amount of each draft drawn under any Letter of Credit to the Issuing Bank on demand (or, if demand is not earlier made, on the Commitment Termination Date), together with interest at the Float Rate from the date that such draft is paid by the Issuing Bank until payment of such amount in full. Unless the Borrowers make such payment with respect to an Alternative Currency Letter of Credit in the applicable Alternative Currency immediately upon payment of such draft by the Issuing Bank, the Borrowers' obligation to pay the amount of such draft shall be converted from the applicable Alternative Currency to Dollars following such payment by the Issuing Bank.

                  (g) Each Bank shall be deemed to hold a participation interest in each Letter of Credit equal to that Bank's Percentage of the face amount of that Letter of Credit. If the Issuing Bank makes any payment pursuant to the terms of any Letter of Credit and is not promptly reimbursed, the Issuing Bank may request that each other Bank pay such Bank's Percentage of the unreimbursed amount (which amount shall, in the case of an Alternative Currency Letter of Credit, have been converted to Dollars as set forth in paragraph (f). Upon receipt of any such request prior to 1:30 p.m. (Minneapolis time) on a Bank Business Day, the recipient shall be unconditionally and irrevocably obligated to pay its Percentage of the unreimbursed amount to the Issuing Bank in immediately available funds prior to 4:00 p.m. (Minneapolis time) on such date. Notices received after 1:30 p.m. (Minneapolis time) shall be deemed to have been received on the following Bank Business Day. If payment is not made by a Bank when due hereunder, interest on the unpaid amount shall accrue from and including the date of the Issuing Bank's request to the date of payment at the Federal Funds Rate. After making any payment to the Issuing Bank under this subsection in connection with a particular Letter of Credit, a Bank shall be entitled to participate to the extent of its Percentage in the related reimbursements received by the Issuing Bank from the Borrowers or otherwise. Upon receiving any such reimbursement, the Issuing Bank will distribute to each Bank its Percentage of such reimbursement. At the option of the Required Banks, any payment by a Bank hereunder may be deemed an Advance in accordance with Section 2.1 and payable under the Notes. Notwithstanding the foregoing, the Banks shall have no obligation to make any payment under this paragraph (g) to the extent that the payment of such draw constituted gross negligence or willful misconduct by the Issuing Bank.

                  (h) Unless otherwise agreed by each Bank in writing, the Borrowers shall deposit in the Cash Collateral Account, on the Commitment Termination Date, an amount equal to the then-applicable L/C Amount, less the balance (if any) then outstanding in the Cash Collateral Account. Such deposit shall be made (i) with respect to each Alternative Currency Letter of Credit in the applicable Alternative Currency, and (ii) with respect to each Letter of Credit denominated in Dollars, in Dollars.

         Section 2.9 Limitation on LJ International Outstandings. Notwithstanding any other provision of this Agreement to the contrary, the Banks shall have no obligation to make any Advance to LJ International or issue any Letter of Credit for the account of LJ International if, after making such Advance or issuing such Letter of Credit, the aggregate LJ International Outstandings would exceed at any time exceed 90% of the Adjusted Tangible Net Worth of the Company.

         Section 2.10 Fees.

                  (a) Upfront Fee. The Borrowers shall pay to the Agent, for the benefit of each Bank, on the date hereof, an upfront fee equal to 35 basis points (0.35%) of each Bank's Commitment Amount. Each Bank's upfront fee shall be deemed fully earned by that Bank's entering into this Agreement, whether or not any Advance is at any time made hereunder.

                  (b) Commitment Fees. The Borrowers shall pay to the Agent for the benefit of each Bank, a commitment fee at an annual rate equal to 25 basis points (0.25%) on the average daily unused amount of each Bank's Commitment Amount from the date hereof to and including the Commitment Termination Date, payable quarterly in arrears on the last day of each March, June, September and December through the

         Commitment Termination Date, commencing September 30,1996. Any commitment fee remaining unpaid on the Commitment Termination Date shall be due and payable on that date. As used herein, the "unused amount" of any Bank's Commitment Amount shall, at any time, mean that Bank's Commitment Amount less the sum of (i) the principal balance of that Bank's Note then outstanding, and (ii) that Bank's Percentage of the L/C Amount then outstanding.

                  (c) Agency Fee. The Borrowers shall pay to the Agent, for the Agent's own account and not for the benefit of the Banks, an agency fee in an amount set forth in a separate agreement between the Agent and the Borrowers.

         Section 2.11 Termination or Reduction of the Commitments. Either Borrower may at any time and from time to time upon three Bank Business Days' prior notice to the Agent permanently terminate the Commitments in whole or permanently reduce the Commitment Amounts in part, without penalty or premium, provided that (i) the Commitments may not be terminated while any Advance or L/C Amount remains outstanding, (ii) each partial reduction shall be in the aggregate amount of $5,000,000 or a multiple thereof, (iii) any partial reduction of the Commitment Amounts shall be pro rata as to each Bank in accordance with that Bank's Percentage, and (iv) no reduction shall reduce the Commitment Amounts to an amount less than the Dollar Equivalent of the sum of the aggregate Advances and the L/C Amount outstanding at the time.

         Section 2.12 Voluntary Prepayments. The Borrowers may prepay the Notes in whole or in part, without penalty or premium, at any time and from time to time; provided that (i) prepayment of any Bank's Note must be accompanied by pro rata prepayment of each other Bank's Note, (ii) any prepayment of any Eurodollar Rate Funding or Alternative Currency Funding shall include prepayment of the entire amount of such Eurodollar Rate Funding or Alternative Currency Funding, together with accrued interest thereon, (iii) each partial prepayment of the Notes shall be in the aggregate principal amount of $1,000,000 or a multiple thereof, except that no prepayment of any portion of the Notes bearing interest at a Eurodollar Rate or Alternative Currency Rate may be made in an aggregate principal amount less than $5,000,000, and (iv) any prepayment of any portion of the principal balance of the Notes which, at the time of such prepayment, bears interest at a Eurodollar Rate or Alternative Currency Rate shall be accompanied by compensation as specified in Section 2.19. Each partial prepayment of principal on the Notes shall be applied, first, to that portion of the Notes bearing interest at the Floating Rate; and, second, to Eurodollar Rate Fundings and Alternative Currency Fundings, in inverse order of the maturity of the Interest Periods applicable thereto.

         Section 2.13 Computation of Interest and Fees. Interest under the Notes and the fees hereunder shall be computed on the basis of actual number of days elapsed in a year of 360 days.

         Section 2.14 Payment.

                  (a) All payments of principal and interest under the Notes and of the fees and other amounts hereunder shall be made to the Agent in immediately available funds.

         All payments shall be made to the Agent's principal office in Minneapolis, Minnesota, except that payments of Alternative Currency Fundings and reimbursement obligations arising from Alternative Currency Letters of Credit shall be made to such office as the Agent may from time to time designate. All payments of principal and interest on any Note shall be made in Dollars, except that Alternative Currency Fundings and reimbursement obligations arising from Alternative Currency Letters of Credit shall be repaid in that same Alternative Currency or converted as set forth in Section 2.3(f). Payments received after noon (Minneapolis time) on any day shall be deemed received on the next succeeding Bank Business Day. The Borrowers agree that the amount shown on the books and records of each Bank as being the principal balance of that Bank's Note shall be prima facie evidence of such principal balance. The Borrowers hereby authorize the Agent to charge against any account of either or both Borrowers with the Agent an amount equal to the accrued interest and fees from time to time due and payable to the Agent and the Banks under the Notes or hereunder, or (at the Banks' option) to effect a Borrowing in such amount, all without receipt of any request for such charge or Borrowing.

                  (b) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars or any Alternative Currency (the "Specified Currency") into another currency (the "Judgment Currency"), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with that amount of the Judgment Currency on the LIBO Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrowers with respect to any such sum due from it to the Agent or any Bank (each, an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the LIBO Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the required location of payment the Alternative Currency with the amount of the Judgment Currency so adjudged to be due; and the Borrowers hereby, as a separate obligation and notwithstanding any such judgment, agree to indemnify such Entitled Person against and to pay such Entitled Person on demand, in the applicable Alternative Currency, any difference between the sum originally due to such Entitled Person in the Alternative Currency and the amount of the Alternative Currency so purchased and transferred on that LIBO Business Day.

         Section 2.15 Application of Payments. The parties intend that the entire principal balance of and interest on the Notes, and all other amounts due hereunder, shall be the joint and several obligations of each Borrower. However, the parties recognize that, for certain purposes hereunder, it will be necessary that payments be deemed to be applied to the Borrowings made by a particular Borrower. For such purposes, the parties agree that all payments of the principal balance of the Notes shall be applied against the then-outstanding Borrowings of such Borrower as the payer (or, if such payor is not a Borrower, the Borrowers) may designate, or, if no such designation is made, against the Borrowings of the Borrower designated as the payor on the applicable check, wire transfer or other payment device; provided, however, that any such payment may be applied by the Banks in such manner as the Required Banks may, in their sole discretion, determine (i) if the foregoing rules of application may not be clearly applied, e.g., because payment is received from a party other than a Borrower and the Borrowers have not designated the order of application,
(ii) to the extent that application as set forth above would result in payment of a principal amount greater than a Borrower's then-outstanding Borrowings, or
(iii) if a Default or Event of Default has occurred and is continuing at the time of such application.

         Section 2.16 Payment on Nonbusiness Days. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day other than a Bank Business Day, such payment may be made on the next succeeding Bank Business Day, and such, extension of time shall in each case be included in the computation of payment of interest on such Note or the fees hereunder, as the case may be.

         Section 2.17 Use of Proceeds. The proceeds of the first Borrowing shall be used by the Borrowers (a) to the extent necessary, to repay in full the obligations of the Borrowers described in Schedule 2.17; and (b) for general corporate purposes of the Borrowers. The proceeds of each subsequent Borrowing shall be used by the Borrowers for their general corporate purposes.

         Section 2.18 Changes in Law.

                  (a) Definition. As used in this Section 2.18, "Law Change" means the adoption after the date hereof of any law, rule, regulation, treaty or directive, or any change therefor in the interpretation or administration thereof by any court, central bank, governmental authority, agency or instrumentality, or comparable agency charged with the interpretation or administration thereof

                  (b) Increased Costs. If at any time any Law Change (i) shall subject any Bank (including the Issuing Bank) to any tax, duty or other charges (including but not limited to any tax designed to discourage the purchase or acquisition of foreign securities or debt instruments by United States nationals) with respect to this Agreement, or shall materially change the basis of taxation of payments to any Bank of the principal of or interest on that Bank's Note or reimbursement for any Letter of Credit (except for the imposition of or changes in respect of the rate of tax on the overall net income of that Bank), or (ii) shall impose or deem applicable or increase any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Bank (including the Issuing Bank) because of the Currency employed with respect to any portion of that Bank's Note or in which any Alternative Currency Letter of Credit is issued, the fact that all or a portion of that Bank's Note bears interest at a Eurodollar Rate or Alternative Currency Rate, or the manner of funding such Note, and the result of any of the foregoing would be to increase the cost to that Bank of maintaining such Note or to reduce any sum received or receivable by that Bank with respect to such Note, then, within 30 days after demand by that Bank, the Borrowers shall pay that Bank such additional amount or amounts as will compensate that Bank for such increased cost or reduction. A certificate in reasonable detail of the applicable Bank setting forth the basis for the determination of such additional amount or amounts shall be conclusive evidence of such amount or amounts.

         Section 2.19 Funding Losses. The Borrowers will compensate any Bank, upon written request by that Bank (which request shall set forth the basis for requesting such amounts), for all losses and expenses which that Bank may sustain or incur (including, without limitation, any loss or expense sustained or incurred in obtaining, liquidating or employing deposits or other funds acquired to effect, fund, or maintain any portion of the principal balance of that Bank's Note at a Eurodollar Rate or Alternative Currency Rate, or in a particular Currency) as a consequence of (i) any failure of the Borrowers to make any payment when due with respect to any Eurodollar Rate Funding or Alternative Currency Funding, (ii) the failure by reason of the occurrence of an Event of Default to effect any Eurodollar Rate Funding or Alternative Currency Funding, requested by either or both Borrowers, or (iii) any payment or prepayment of any Eurodollar Rate Funding or Alternative Currency Funding on a day other than the maturity of the Interest Period applicable thereto. Determinations by a Bank for purposes of this Section 2.19 shall be conclusive in the absence of manifest error. A certificate as to any such loss or expense (including calculations, in reasonable detail, showing how that Bank computed such loss or expense) shall be promptly submitted by that Bank to the Borrowers and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof. Such loss or expense may be computed as though that Bank acquired deposits in the London interbank market in the applicable Currency to fund that portion of the principal balance whether or not that Bank actually did so.

         Section 2.20 Capital Adequacy. If any Bank determines at any time that its Return has been reduced as a result of any Capital Adequacy Rule Change, that Bank may require the Borrowers to pay it the amount necessary to restore its Return to what it would have been had there been no Capital Adequacy Rule Change. For purposes of this Section:

                  (a) "Return", for any period, means the percentage determined by dividing (i) the sum of interest and ongoing fees earned by a Bank under this Agreement during such period, by (ii) the average capital that Bank is required to maintain during such period as a result of its being a party to this Agreement as determined by that Bank based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                  (b) "Capital Adequacy Rule" means any law, rule, regulation or guideline regarding capital adequacy that applies to any Bank, or the interpretation thereof by any governmental or regulatory authority. Capital Adequacy Rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (c) "Capital Adequacy Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the date hereof are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Bank is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of that Bank.

                  (d) "Bank" includes (but is not limited to) the Agent, the Banks, as defined elsewhere in this Agreement, and any assignee of any interest of any Bank hereunder and any participant in the loans made hereunder.

The initial notice sent by a Bank shall be sent as promptly as practicable after that Bank learns that its Return has been reduced, shall include a demand for payment of the amount necessary to restore that Bank's Return for the quarter in which the notice is sent and, if applicable, the preceding quarter, and shall state in reasonable detail the cause for the reduction in its Return and its calculation of the amount of such reduction. Thereafter, that Bank may send a new notice with respect to each calendar quarter setting forth the calculation of the reduced Return for that quarter and including a demand for payment of the amount necessary to restore its Return for that quarter. A Bank's calculation in any such notice shall be conclusive and binding absent demonstrable error.

         Section 2.21 Mandatory Assignment of Bank's Interest. If any Bank delivers to the Borrowers a demand for compensation pursuant to Section 2.18 or a demand for payment pursuant to Section 2.20, the Borrowers may (so long as no Default or Event of Default has occurred and is continuing) at their expense require such Bank to assign, in whole and in accordance with Section 8.11 (including the execution of an Assignment Certificate and all other applicable documents, and the payment by the Borrowers of any fees required under Section 8.11), all of its rights and obligations hereunder and under such Bank's Note, including but not limited to such Bank's Commitment, to an Eligible Bank identified by the Borrowers and willing to become a Bank hereunder. Such Bank may be an existing Bank hereunder. Notwithstanding the foregoing, the Borrowers may not compel the resignation of any Bank as the Agent except as provided in
Section 8.10.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         Section 3.1 Initial Conditions Precedent. The obligation of the Banks to make any Advance or to issue any Letter of Credit is subject to the condition precedent that the Agent shall have received on or before the day of the first Advance or Letter of Credit all of the following, each dated (unless otherwise indicated) as of the date hereof, in form and substance satisfactory to each
Bank:

                  (a) This Agreement, duly executed by each of the parties hereto.

                  (b) The Notes, properly executed on behalf of the Borrowers.

                  (c) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against either Borrower in the states of California, Florida, Georgia, Illinois, Texas and Wisconsin (the "Search States"), and (ii) no financing statements have been filed and remain in effect against the Company in the Search States, except financing statements perfecting only Liens permitted under Section 6.1.

                  (d) A certificate of the secretary or assistant secretary of the Company (i) certifying that the execution, delivery and performance of the Loan Documents and other documents contemplated hereunder to which such corporation is a party have been duly approved by all necessary action of the Board of Directors of the Company and attaching true and correct copies of the applicable resolutions granting such approval, (ii) certifying that attached to such certificate are true and correct copies of the articles of incorporation and bylaws of the Company, together with such copies, and (iii) certifying the names of the officers of the Company that are authorized to sign the Loan Documents and other documents contemplated hereunder, including requests for Borrowings, together with the true signatures of such officers. The Banks may conclusively rely on such certificate until they shall receive a further certificate of the secretary or assistant secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

                  (e) A certificate of the managing member, secretary or assistant secretary of LJ International (i) certifying that such person is the keeper of or otherwise responsible for the maintenance of the minute books of LJ International, (ii) certifying that the execution, delivery and performance of the Loan Documents and other documents contemplated hereunder to which such organization is a party have been duly approved by all necessary action of the managing member of LJ International and attaching true and correct copies of the applicable resolutions granting such approval, (iii) certifying that attached to such certificate are true and correct copies of all Organizational Documents relating to LJ International, together with such copies, and
         (iv) certifying the names of the managers of LJ International that are authorized to sign the Loan Documents and other documents contemplated hereunder, including requests for Borrowings, together with the true signatures of such managers. The Banks may conclusively rely on such certificate until they shall receive a further certificate of the managing member, secretary or assistant secretary of LJ International canceling or amending the prior certificate and submitting the signatures of the managers named in such further certificate.

                  (f) Certificates of good standing of the Company and LJ International issued by the State of Georgia, dated not more than ten days before such date.

                  (g) A signed copy of an opinion of counsel for the Borrowers, addressed to the Banks, as to matters referred to in Sections 4.1, 4.2,
         4.3 and 4.7, and as to such other matters as the Banks may reasonably request, with that opinion being acceptable to each Bank's counsel in such counsel's reasonable discretion. In the case of Section 4.7, the opinion may be to the best knowledge of such counsel, and, in the case of Section 4.3, insofar as it relates to enforcement of remedies, it may be subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally from time to time, and to usual equity principles.

         Section 3.2 Conditions Precedent to All Advances and Letters of Credit. The obligation of the Banks to make any Advance (including the initial Advance) or to issue any Letter of Credit shall be subject to the further conditions precedent that on the date of such Advance or Letter of Credit:

                  (a) the representations and warranties contained in Article IV are correct on and as of the date of such Advance or Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance or Letter of Credit, which constitutes a Default or an Event of Default.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         The Borrowers represent and warrant to the Banks as follows:

         Section 4.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia. LJ International is a limited liability company duly incorporated, validly existing and in good standing under the laws of the State of Georgia. Each Borrower and each Subsidiary of each Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it is such that the failure to obtain such licensing or qualification would have a material adverse effect on the Company. Each Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents.

         Section 4.2 Authorization of Borrowing, No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrowers of the Loan Documents and any letter of credit applications and reimbursement agreements to be executed pursuant to Section 2.8(b), and the borrowings and Letters of Credit from time to time hereunder, have been duly authorized by all necessary corporate or other action of the Borrowers and do not and will not (i) require any consent or approval of the stockholders of the Company, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of (A) any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), (B) any order, writ, injunction or decree presently in effect having applicability to either Borrower, (C) the Articles of Incorporation or Bylaws of the Company, or
(D) any Organizational Document with respect to LJ International, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which either Borrower is a party or by which either Borrower or the properties of either Borrower may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien (other than the Lien created under Section 7.3) upon or with respect to any of the properties now owned or hereafter acquired by either Borrower. Neither Borrower is in default of any material provision of any material agreement, instrument, decree or order to which it is a party.

         Section 4.3 Legal Agreements. This Agreement and the Notes constitute, and any letter of credit applications and reimbursement agreements to be executed pursuant to Section 2.8(b) will constitute, the legal, valid and binding obligations of each Borrower, enforceable against the Borrowers in accordance with their respective terms.

         Section 4.4 Subsidiaries. Schedule 4.4 is a complete and correct list of all present Subsidiaries of either Borrower, including in each case the percentage of the ownership of the applicable Borrower or other Subsidiary in each as of the date of this Agreement.

         Section 4.5 Financial Condition. The Company has heretofore furnished to the Banks (i) the Company's audited financial statement as of August 27, 1995, (ii) the Company's unaudited interim financial statement as of May 26, 1996, (iii) LJ International's consolidated audited financial statement as of August 27, 1995, and (iv) LJ International's consolidated unaudited interim financial statement as of February 26, 1996. Those financial statements are complete and correct in all material respects and fairly present the financial condition of the LJ Parties on the dates thereof and the results of operations and cash flows for the periods then ended, and were prepared in accordance with generally accepted accounting principles consistently applied, subject in the case of the interim financial statements, to year-end adjustments.

         Section 4.6 Adverse Change. There has been no material adverse change in the business, properties or condition (financial or otherwise) of either Borrower since the date of the latest financial statement of that Borrower referred to in Section 4.5.

         Section 4.7 Litigation. There are no actions, suits or proceedings pending or, to the actual knowledge of the Company, threatened against or affecting any LJ Party or the properties of any LJ Party before any court or governmental department commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to that LJ Party, would have a material adverse effect on the financial condition, properties, or operations of the Company.

         Section 4.8 Hazardous Substances. To the best of the Borrowers' actual knowledge after reasonable inquiry, neither any LJ Party nor any other Person has ever caused or permitted any Hazardous Substance to be disposed of in any manner which might result in any material liability to the Company on, under or at any real property which is operated by any LJ Party or in which any LJ Party has any interest; and no such real property has ever been used (either by an LJ Party by any other Person) as a dump site or permanent or temporary storage site for any Hazardous Substance.

         Section 4.9 Regulation U. No LJ Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry, directly or indirectly, any margin stock, to extend credit to others for the purpose of purchasing or carrying any margin stock, or for any other purpose in violation of Regulation U.

         Section 4.10 Taxes. Each LJ Party has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by it, except to the extent that the failure to pay such taxes would not have a material adverse effect on the financial condition, properties or operations of the Company. Each LJ Party has filed all federal, state and local tax returns which to the actual knowledge of the officers of that LJ Party are required to be filed, and each LJ Party has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due, other than taxes whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which the applicable LJ Party has provided adequate reserves in accordance with generally accepted accounting principles.

         Section 4.11 Titles and Liens Licenses and Patents. Each Borrower has good title to each of the properties and assets reflected in the latest balance sheet of that Borrower referred to in Section 4.5 (other than any sold, as permitted by Section 6.6), free and clear of all Liens and encumbrances, except for Liens permitted by Section 6.1 and covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the, business or operations of that Borrower as presently conducted. No financing statement naming the Company as debtor is on file in any office except to perfect only Liens permitted by Section 6.1. Each Borrower has such licenses, permits and patents, or rights thereto, as are necessary to conduct its business as presently conducted.

         Section 4.12 ERISA. No Plan established or maintained by any LJ Party or any ERISA Affiliate that is subject to Part 3 of Subtitle B of Title I of ERISA had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) in excess of $1,000,000 as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, and no liability to the Pension Benefit Guaranty Corporation or the Internal Revenue Service in excess of such amount has been, or is expected by any LJ Party or ERISA Affiliate to be, incurred with respect to any Plan of any LJ Party or ERISA Affiliate. No LJ Party has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

                                   ARTICLE V
                              AFFIRMATIVE COVENANTS

         So long as any Note shall remain unpaid or any Commitment or L/C Amount shall be outstanding, the Company will comply with the following requirements, unless the Required Banks shall otherwise consent in writing:

         Section 5.1 Financial Statements. The Company will deliver to the Agent, with sufficient copies for each Bank:


                  (a) As soon as available, and in any event within 120 days after the end of each fiscal year of the Company, a copy of the annual audit report of the Company with the unqualified opinion of Arthur Andersen & Co. or other independent certified public accountants selected by the Company and acceptable to the Required Banks, which annual report shall include the balance sheet of the Company as at the end of such fiscal year and the related statements of income, stockholders' equity and cash flows of the Company for the fiscal year then ended, all in reasonable detail and all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the annual financial statements referred to in Section 4.5.

                  (b) As soon as available and in any event within 60 days after the end of each fiscal quarter of the Company, a balance sheet of the Company as at the end of such quarter and related statements of earnings and cash flows of the Company for such quarter and for the year to date, in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous year, all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Section 4.5, and certified by the chief financial officer of the Company, subject to year-end adjustments.

                  (c) As soon as available, and in any event within 150 days after the end of each fiscal year of LJ International, a copy of the annual audit report of LJ International with the unqualified opinion of Arthur Andersen & Co. or other independent certified public accountants selected by LJ International and acceptable to the Required Banks, which annual report shall include the balance sheet of LJ International as at the end of such fiscal year and the related statements of income, stockholders' equity and cash flows of LJ International for the fiscal year then ended, all in reasonable detail and all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the annual financial statements referred to in Section 4.5.

                  (d) Upon request of the Agent or the Required Banks not earlier than 150 days after the end of any fiscal year of the Company, a copy of the annual report of the LJ Parties on a combined basis, which annual report shall include the combined balance sheet of the LJ Parties as at the end of such fiscal year and the related combined statements of income, stockholders' equity and cash flows of the LJ Parties for the fiscal year then ended, all in reasonable detail and all prepared on a combined basis in accordance with generally accepted accounting principles consistently applied.

                  (e) Within 180 days after the end of each fiscal year of the Company, a copy of the management letter, if any, issued to the Company by its auditors referred to in paragraph (a) above for such year.

                  (f) Concurrent with the delivery of any financial statements under paragraph (a) or (b), a Compliance Certificate, duly executed by the chief financial officer of the Company.

                  (g) Within 60 days after the end of the second and fourth fiscal quarters of the Company in each fiscal year, a written description of all dividends paid by the Company during the period of two fiscal quarters ending with such quarter, including the amount thereof and such other information as the Agent or the Required Banks may reasonably request.

                  (h) Promptly after the sending or filing thereof, copies of all regular and periodic financial reports which the Company shall file with the Securities and Exchange Commission or any national securities exchange.

                  (i) Immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Company or LJ International of the type described in Section 4.7 or which seek a monetary recovery against the Company or LJ International in excess of $3,000,000.

                  (j) As promptly as practicable (but in any event not later than five business days) after an officer of the Company obtains knowledge of the occurrence of any Default or Event of Default, notice of such occurrence, together with a detailed statement by a responsible officer of the Company of the steps being taken by the Borrowers to cure the effect of such event.

                  (k) Promptly upon becoming aware of any Reportable Event or any prohibited transaction (as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA) in connection with any Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Company has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the Department of Labor with respect thereto.

                  (l) Promptly upon their receipt, copies of (i) all notices received by the Company or any ERISA Affiliate of the Pension Benefit Guaranty Corporation's intent to terminate any Plan or to have a trustee appointed to administer any Plan, and (ii) all notices received by the Company or any ERISA Affiliate from a Multiemployer Plan concerning the imposition or amount of withdrawal liability pursuant to
         Section 4202 of ERISA.

                  (m) Upon request of the Agent or the Required Banks, copies of the most recent annual report (Form 5500 Series), including any supporting schedules, filed by the

         Company or any ERISA Affiliate with the Internal Revenue Service with respect to any Plan.

                  (n) Such other information respecting the financial condition and results of operations of the Company and the other LJ Parties as any Bank may from time to time reasonably request.

         Section 5.2 Books and Records, Inspection and Examination. The Company will, and will ensure that each other LJ Party will, (i) keep accurate books of record and account for itself in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied, and (ii) upon request of any Bank, give any representative of that Bank access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in its possession, to inspect any of its properties and to discuss its affairs, finances and accounts with any of its principal officers, all at such times during normal business hours and as often as any Bank may reasonably request.

         Section 5.3 Compliance with Laws. The Company will, and will ensure that each other LJ Party will, comply with the requirements of applicable laws and regulations, the noncompliance with which would materially and adversely affect its business or the financial condition of the Company.

         Section 5.4 Payment of Taxes and Other Claims. The Company will, and will ensure that each other LJ Party will, pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien or charge upon any properties of the Company or any other LJ Party; provided, that no LJ Party shall be required to pay any such tax, assessment charge or claim (i) whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which such LJ Party has provided adequate reserves in accordance with generally accepted accounting principles, or (ii) to the extent that the failure to make such payment would not have a material adverse effect on the financial condition, properties or operations of the Company.

         Section 5.5 Maintenance of Properties. The Company will, and will ensure that each other LJ Party will, keep and maintain all of its properties necessary or useful in its business in good condition, repair and working order, subject to normal wear and tear; provided, however, that nothing in this Section shall prevent the Company or any other LJ Party from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to any Bank as holder of a Note.

         Section 5.6 Insurance. The Company will, and will ensure that each other LJ Party will, obtain and maintain insurance with insurers believed by the Company to be responsible and reputable, in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Company or such other LJ Party operates, except to the extent that the Company or such LJ Party maintains a system or systems of self-insurance consistent with sound risk management practices and the reliance on such system will not have a material adverse effect on the financial condition, properties or operations of the Company.

         Section 5.7 Preservation of Corporate Existence. The Company will, and will ensure that each other LJ Party will, preserve and maintain its existence and all of its rights, privileges and franchises; provided, however, that no LJ Party shall be required to preserve any of its rights, privileges and franchises if its Board of Directors, managing members or equivalent governing body, as the case may be, shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such other LJ Party and that the loss thereof is not disadvantageous in any material respect to any Bank as a holder of a Note.

         Section 5.8 Subchapter S Status. The Company will at all times maintain its status as a Subchapter S Corporation; provided, however, that the foregoing shall not prohibit the Company from losing its status as a Subchapter S Corporation so long as, prior to the loss of such status, the Borrowers and the Banks have agreed in writing to any adjustments to Sections 5.9, 5.10, 5.11,
5.12 and 5.13, and to any definitions affecting those Sections, deemed necessary by the Banks to reflect the loss of such status.

         Section 5.9 Total-Funded-Debt-To-EBITDAR Ratio. The Company will at all times maintain its Total-Funded-Debt-To-EBITDAR Ratio, determined as at the end of the second and fourth quarters of each fiscal year of the Company, at not more than 3.50 to 1.

         Section 5.10 Ratio of Total Funded Debt to Adjusted Tangible Net Worth. The Company will at all times maintain the ratio of its Total Funded Debt to Adjusted Tangible Net Worth, determined as at the end of the second and fourth quarters of each fiscal year of the Company, at not more than 3.00 to 1.

         Section 5.11 Adjusted Tangible Net Worth. The Company will at all times maintain its Adjusted Tangible Net Worth, determined as at the end of each fiscal year of the Company, in an amount not less than $28,000,000, plus 30% of the Company's book pre-tax income with respect to each fiscal year of the Company ending after August 31, 1996 in which such Net Income is positive.

         Section 5.12 EBITDAR. The Company will maintain its EBITDAR with respect to each fiscal year of the Company in a positive amount; provided, however, that the Company need not comply with the foregoing requirement with respect to any particular fiscal year if (i) the Company's Adjusted Tangible Net Worth, determined as of the end of that fiscal year, is greater than $40,000,000, and (ii) the ratio of the Company's Total Funded Debt to Adjusted Tangible Net Worth, determined as of the end of that fiscal year, is less than
1.75 to 1.

         Section 5.13 Net Income. The Company will maintain its Net Income with respect to each fiscal year of the Company in an amount not less than $1.00; provided, however, that the Company need not comply with the foregoing requirement with respect to any particular fiscal year if (i) the Company's Adjusted Tangible Net Worth, determined as of the end of that fiscal year, is greater than $40,000,000, and (ii) the ratio of the Company's Total Funded Debt to Adjusted Tangible Net Worth, determined as of the end of that fiscal year, is less than 1.75 to 1.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

         So long as any Note shall remain unpaid or any Commitment or L/C Amount shall be outstanding, the Company agrees that, without the prior written consent of the Required Banks:

         Section 6.1 Liens. The Company will not create, incur, assume or suffer to exist any Lien on any of its assets, now owned or hereafter acquired, or assign or otherwise convey Any right to receive income or give its consent to the subordination of any right or claim of the Company to any right or claim of any other Person; excluding, however, from the operation of the foregoing:

                  (a) Liens for taxes or assessments or other governmental charges to the extent not required to be paid by Section 5.4.

                  (b) Materialmen's, merchant's, carrier's, worker's, repairer's, or other like liens arising in the ordinary course of business to the extent that the claims related thereto are not required to be paid by Section 5.4.

                  (c) Pledges or deposits to secure obligations under worker's compensation laws, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business.

                  (d) Zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the business of the Company or the value of such property for the purpose of such business.

                  (e) Purchase money Liens (which term for purposes of this subsection shall include conditional sale agreements or other title retention agreements and leases in the nature of title retention agreements) upon or in property acquired after the date hereof, provided that:

                  (i) no such Lien extends or shall extend to or cover any property of the Company other than the property then being acquired and fixed improvements then or thereafter erected thereon;

                  (ii) the original cost of the property so covered exceeds $250,000 as to each such Lien;

                  (iii) the aggregate principal amount of the indebtedness secured by Liens described in this subsection (e) at the time of acquisition of the property subject thereto shall not exceed the cost of such property or of the then fair market value of such property as determined by the Board of Directors of the Company, whichever shall be less;

                  (iv) the incurrence of such indebtedness will not result in a violation of the restriction on the amount of indebtedness set forth in Section 6.2(c); and

                  (v) the aggregate amount of payments made thereunder in any period of 12 consecutive months will not result in a violation of the restriction contained in Section 6.11.

                  (f) Liens on any property of the Company (other than those described in subsection (e) securing any indebtedness for borrowed money in existence on the date hereof and listed in Schedule
         6.1 hereto.

                  (g) Liens not otherwise permitted under this Section, so long as the aggregate principal amount of the indebtedness secured by such Liens does not at any one time exceed $100,000.

                  (h) Liens arising out of a judgment against the Company for the payment of money not exceeding $500,000 with respect to which an appeal is being prosecuted and a stay of execution pending such appeal has been secured.

         Section 6.2 Indebtedness. The Company will not incur, create, assume or permit to exist any indebtedness or liability of the Company on account of deposits or advances, or any indebtedness of the Company for borrowed money, or any other indebtedness or liability of the Company evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) Indebtedness to the Banks arising under this Agreement.

                  (b) Indebtedness of the Company in existence on the date hereof and listed in Schedule 6.2 hereto, but not including any extensions or renewals thereof.

                  (c) The following indebtedness of the Company, but only so long as the aggregate amount of all such indebtedness described in this subsection (c) does not exceed $10,000,000:

                  (i) Subordinated Debt incurred with the approval of the Required Banks, which approval shall not be unreasonably withheld.

                  (ii) Purchase money indebtedness of the Company secured by Liens permitted by subsection 6.1(e).

                  (iii) Indebtedness to the Banks not arising under this Agreement.

                  (iv) Indebtedness owed to the seller of any assets purchased as permitted under Section 6.8(a).

         Section 6.3 Guaranties. The Company will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) The endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business.

                  (b) Guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in Schedule 6.3 hereto.

                  (c) Guaranties of the indebtedness of Affiliates other than LJ International, so long as the aggregate amount of all indebtedness so guarantied does not at any one time exceed $5,000,000, plus the Excess Guaranty Increment, if any.

         Section 6.4 Investments. The Company will not purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances by the Company to, or make any investment or acquire any interest whatsoever in, any other Person, except:

                  (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000.

                  (b) Loans to officers and employees of the Company not exceeding at any one time an aggregate of $5,000,000.

                  (c) Loans and advances to Affiliates other than LJ International, so long as (i) no such loan or advance is made while any Default or Event of Default remains outstanding, and (ii) the aggregate amount of all such loans and advances outstanding at any one time does not exceed $5,000,000.

                  (d) Loans and advances to LJ International, so long as (i) no such loan or advance is made while any Default or Event of Default remains outstanding, and (ii) each such loan or advance is reported to the Agent when made and payments thereon are reported to the Agent at least monthly, and all such loans, advances and payments are accurately reflected on the books and records of the Company and LJ International.

                  (e) Travel advances to officers and employees of the Company in the ordinary course of business.

                  (f) Advances in the form of progress payments, prepaid rent, security deposits and similar advances in the ordinary course of the Company's business.

                  (g) Permitted Acquisitions.

         Section 6.5 Dividends. The Company will not declare or pay any dividend (other than dividends payable solely in stock of the Company) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly, except the foregoing shall not prohibit:

                  (a) The payment of not more than $2,000,000 in dividends or distributions to the Company's shareholders (in addition to those permitted under paragraph (b)) on or before January 31, 1997.

                  (b) The payment of dividends in addition to any permitted under paragraph (a), so long as (i) the aggregate amount of dividends paid by the Company with respect to any single fiscal year does not exceed the applicable percentage (as defined below) of the Company's book after-tax income with respect to that fiscal year (or, if such payment is made prior to delivery of the Company's audit report under
         Section 5.1(a) with respect to such year, the applicable percentage of the Company's book after-tax income during the period from the beginning of that fiscal year through the most recent quarter-ending in such fiscal year for which financial statements have been delivered to the Agent before the date of such payment), all determined in accordance with generally accepted accounting principles, and (ii) no Default or Event of Default has occurred and is continuing at the time that such dividend is paid. For purposes of this paragraph, a dividend paid within the first 180 days of any fiscal year may, at the Company's election, be deemed paid either with respect to that fiscal year or the immediately preceding fiscal year, but such election must be made only once by the Company with respect to any particular dividend. As used in this paragraph, "applicable percentage" means (x) with respect to the fiscal year of the Company ending on or about August 25, 1996, 65%, and
         (y) with respect to each other fiscal year, 70%.

         Section 6.6 Sale of Assets. The Company will not sell, lease, assign, transfer or otherwise dispose of a material part of its assets (whether in one transaction or in a series of transactions) to any other Person, except that the foregoing shall not prohibit sales of inventory in the ordinary course of business. For purposes of this Section, "material part" means 25% or more of the assets of the Company, as determined in accordance with generally accepted accounting principles consistently applied.

         Section 6.7 Transactions with Affiliates. The Company will not make any loan or capital contribution to, or any other investment in, any Affiliate, or pay any dividend to any

Affiliate, or make any other cash transfer to any Affiliate; provided, however, that the foregoing shall not prohibit any of the following:

                  (a) Sales of goods and services to any Affiliate to the extent that such sales are made in accordance with the Company's uniform transfer pricing guidelines, as the same may be amended from time to time with the consent of the Required Banks, which consent shall not be unreasonably withheld. Such guidelines presently provide that sales by the Company to its Affiliates will be made at a price equal to 110% of the Company's cost for the applicable goods and services.

                  (b) Loans and advances to the extent permitted under paragraphs (b), (c) and (d) of Section 6.4.

                  (c) Dividends to the extent permitted under Section 6.5.

         Section 6.8 Consolidation and Merger. The Company will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all of the assets of any other Person, except that the foregoing shall not prohibit:

                  (a) Permitted Acquisitions.

                  (b) The consolidation or merger of any Subsidiary of either Borrower with, or a conveyance or transfer of its assets to, the Company, so long as the Company is the continuing or surviving corporation.

         Section 6.9 Sale and Leaseback. The Company will not enter into any arrangement, directly or indirectly, with any other Person whereby the Company shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Company intends to use for substantially the same purpose or purposes as the property being sold or transferred, except that the foregoing shall not prohibit any such arrangement if the book value of all such property subject to all such arrangements at any one time does not exceed $1,000,000.

         Section 6.10 Subordinated Debt. The Company will not (i) make any payment of, or acquire, any Subordinated Debt except as expressly permitted by the subordination provision thereof, (ii) give security for all or any part of such Subordinated Debt; (iii) amend or cancel the subordination provisions of such Subordinated Debt; (iv) take or omit to take any action whereby the subordination of such Subordinated Debt or any part thereof to the Notes might be terminated, impaired or adversely affected; or (v) omit to give the Banks prompt written notice of any default under any agreement or instrument relating to such Subordinated Debt by reason whereof such Subordinated Debt might become or be declared to be immediately due and payable.

         Section 6.11 Capital Expenditures. The Company will not make any Capital Expenditure (including payments under capitalized leases) if, after giving effect to such expenditure, the aggregate amount of Capital Expenditures made by the Company in any single fiscal year will exceed (i) with respect to a single fiscal year ending after the date hereof and to be selected by the Company, $6,500,000, and (ii) with respect to each other fiscal year, $4,500,000; provided, however, that the restriction contained in this Section is subject to the further limitations imposed by Section 6.1(e) if any asset is acquired under a purchase money Lien referred to in that Section.

         Section 6.12 Hazardous Substances. The Company will not cause or permit any Hazardous Substance to be disposed of, in any manner which might result in any material liability to the Company, on, under or at any real property which is operated by the Company or in which the Company has any interest.

         Section 6.13 Restrictions on Nature of Business. Neither Borrower will engage in any line of business materially different from that presently engaged in by any of the LJ Parties.

                                  ARTICLE VII
                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

         Section 7.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events:

                  (a) A default in the payment of any principal of any Note when it becomes due and payable.

                  (b) A default in the payment of any interest on any Note or any amount payable under Section 2.8(f) when it becomes due and payable and the continuance of such default for a period of 10 days.

                  (c) A default in the payment of any fees payable under Section 2.8(e) or 2.10, or any other amount payable to the Agent or the Banks in connection with this Agreement and not otherwise specifically dealt with in this Section 7.1, and the continuance of such default for a period of 15 days.

                  (d) A default in the performance, or breach, of any covenant or agreement on the part of the Company contained in Section 5.9, 5.10, 5.11, 5.12 or 5.13.

                  (e) A default in the performance, or breach, of any covenant or agreement of either Borrower in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and the continuance of such default or breach for a period of 30 days after the Agent has given notice to the Borrowers specifying such default or breach and requiring it to be remedied; provided, however, that no Event of Default shall be deemed to have occurred under this paragraph if such default or breach consists solely of a failure by the Company to fulfill its obligation to cause any LJ Party other than the Company to meet any requirement of Section 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 or 6.13 unless such failure (when considered in conjunction with all such similar failures of the Subsidiaries of LJ International) will, in the good faith judgment of the Required Banks, have a material adverse effect on the financial condition, properties or operations of the Company.

                  (f) Any representation or warranty made by either Borrower in this Agreement or by either Borrower (or any of its officers or managers) in any certificate, instrument, or statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect or (in the reasonable judgment of the Banks) misleading in any material respect when made.

                  (g) A default under any bond, debenture, note or other evidence of indebtedness of either Borrower (other than hereunder) or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture or other instrument; provided, however, that no Event of Default shall be deemed to have occurred under this paragraph if the aggregate amount owing as to all such indebtedness as to which such defaults have occurred and are continuing is less than $5,000,000, provided, however, that if such default shall be cured by the applicable Borrower, or waived by the holders of such indebtedness, in each case prior to the commencement of any action under Section 7.2 and as may be permitted by such evidence of indebtedness, indenture or other instrument, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived.

                  (h) Either Borrower shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or either Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the applicable Borrower and such appointment shall continue undischarged for a period of 60 days; or either Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against either Borrower and shall continue without dismissal for a period of 60 days; or any writ or warrant of attachment or execution or similar process shall be issued or levied against a property of either Borrower- having a fair market value in excess of $5,000,000, and such writ, warrant or similar process shall not be released, vacated or fully bonded within 30 days after its issue or levy.

                  (i) Either Borrower shall liquidate, wind up, dissolve, merge (except as permitted hereunder), terminate or suspend its business operations, or sell all or substantially all of its assets.

                  (j) A petition shall be filed by either Borrower under the United States Bankruptcy Code naming that Borrower as debtor; or a petition shall be filed against either Borrower under the United States Bankruptcy Code naming that Borrower as debtor and shall continue without dismissal for a period of 60 days; or an order for relief shall be entered in any case under the United States Bankruptcy Code in which either Borrower is a debtor.

                  (k) Ponzio Entities shall cease (for any reason, whether voluntary or involuntary) to own (legally and beneficially) at least 67% of each class of the issued and outstanding equity interests of the Company and LJ International, or for any other reason shall cease to have voting control of the Company and LJ International.

                  (l) The rendering against either Borrower of a final judgment, decree or order for the payment of money if (i) such judgment, decree or order remains unsatisfied and in effect for any period of 30 consecutive days without a stay of execution, and (ii) (A) the amount of such judgment, decree or order is greater than $5,000,000, or (B) the amount of such judgment, decree or order, together with the amount of all other such judgments, decrees and orders then outstanding, is greater than $10,000,000.

                  (m) Any Plan shall have been terminated, or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan, or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan, or withdrawal liability shall have been asserted against either Borrower or any ERISA Affiliate by a Multiemployer Plan; or either Borrower or any ERISA Affiliate shall have incurred liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or Plan participants in excess of $5,000,000 with respect to any Plan; or any Reportable Event that the Required Banks may determine in good faith might constitute grounds for the termination of any Plan, for the appointment by the appropriate United States District Court of a trustee to administer any Plan or for the imposition of withdrawal liability with respect to a Multiemployer Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrowers by the Banks.

         Section 7.2 Rights and Remedies. Upon the occurrence of an Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of the Required Banks, the Agent may, with the consent of the Required Banks, and upon the request of the Required Banks shall, exercise any or all of the following rights and remedies:

                  (a) The Agent may, by notice to the Borrowers, declare the Commitments to be terminated, whereupon the same shall forthwith terminate.

                  (b) The Agent may, by notice to the Borrowers, declare the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers.

                  (c) If any Letter of Credit remains outstanding, the Agent may, by notice to the Borrowers, require the Borrowers to deposit in the Cash Collateral Account immediately available funds equal to the aggregate face amount of all such outstanding Letters of Credit. Such funds shall be deposited (i) with respect to each Alternative Currency Letter of Credit, in the applicable Alternative Currency, and (ii) with respect to each Letter of Credit denominated in Dollars, in Dollars.

                  (d) The Banks may, without notice to the Borrowers and without further action, apply any and all money owing by any Bank to either Borrower to the payment of the Notes then outstanding, including interest accrued thereon, and of all other sums then owing by either Borrower hereunder.

                  (e) The Agent and the Banks may exercise any other rights and remedies available to them by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 7.10) hereof, the Commitments shall terminate and the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement shall be immediately due and payable without presentiment, demand, protest or notice of any kind.

         Section 7.3 Pledge of Cash Collateral Account. Sections 2.8(h) and 7.2(c) set forth certain circumstances under which the Borrowers may be required to make deposits in the Cash Collateral Account on or after the Commitment Termination Date. The Borrowers hereby pledge, and grant the Agent, as agent for the Banks, including the Issuing Bank, a security interest in, all sums held in the Cash Collateral Account from time to time and all proceeds thereof as security for the payment of all amounts due and to become due from either or both Borrowers to the Issuing Bank, the Agent and/or the Banks pursuant to this Agreement, including but not limited to both principal of and interest on the Notes and all renewals, extensions and modifications thereof and any notes issued in substitution therefor, and specifically including the Borrowers' obligation to reimburse the Agent or any Bank for any amount drawn under any Letter of Credit, whether such reimbursement obligation arises directly under this Agreement or under a separate reimbursement agreement. Upon request of either Borrower, the Agent shall permit either Borrower to withdraw from the Cash Collateral Account the lesser of (i) the Excess Balance (as defined below), or (ii) the balance of the Cash Collateral Account. As used herein, "Excess Balance" means (i) at any time during the continuance of a Default or Event of Default (unless each such Default or Event of Default has been waived by the Required Banks in writing), the amount by which the balance of the Cash Collateral Account exceeds the aggregate amount secured by the sums held in the Cash Collateral Account, and (ii) at all other times, the amount by which the balance of the Cash Collateral Account exceeds the L/C Amount. The Agent shall have full ownership and control of the Cash Collateral Account, and, except as set forth above, the Borrowers shall have no right to withdraw the funds maintained in the Cash Collateral Account.

                                  ARTICLE VIII
                                   THE AGENT

         Section 8.1 Authorization. Each Bank and the holder of each Note irrevocably appoints and authorizes the Agent to act on behalf of such Bank or holder to the extent provided herein or in any document or instrument delivered hereunder or in connection herewith, and to take such other action as may be reasonably incidental thereto.

         Section 8.2 Distribution of Payments and Proceeds.

                  (a) After deduction of any costs of collection as hereinafter provided and any servicing fee provided in any agreement between the Agent and the applicable Bank, the Agent shall remit to each Bank that Bank's Percentage of all payments of principal, interest, excess guaranty fees paid pursuant to the definition of "Excess Guaranty Increment" in Section 1.1, upfront and commitment fees payable under paragraphs (a) and (b) of Section 2.10 and Letter of Credit fees payable under Section 2.8(e), and any payments to which such Bank is entitled under Section 2.8(g), that are received by the Agent under the Loan Documents. Each Bank's interest in the Loan Documents shall be payable solely from payments, collections and proceeds actually received by the Agent under the Loan Documents; and the Agent's only liability to the Banks with respect to payments, collections and proceeds shall be to account for each Bank's Percentage thereof in accordance with this Agreement. If the Agent is ever required for any reason to refund any such payments, collections or proceeds, each Bank will refund to the Agent, upon demand, its Percentage of such payments, collections or proceeds, together with its Percentage of interest or penalties, if any, payable by the Agent in connection with such refund. The Agent may, in its sole discretion, make payment to the Banks in anticipation of receipt of payment from the Borrowers. If the Agent fails to receive any such anticipated payment from the Borrowers, each Bank shall promptly refund to the Agent, upon demand, any such payment made to it in anticipation of payment from the Borrowers, together with interest for each day on such amount until so refunded at a rate equal to the Federal Funds Rate for each such date.

                  (b) Notwithstanding the foregoing, if any Bank has wrongfully refused to fund its Percentage of any Borrowing or other amount as required hereunder, or if the principal balance of any Bank's Note is for any other reason less than its Percentage of the aggregate principal balances of the Notes then outstanding, the Agent may remit all payments received by it to the other Banks until such payments have reduced the aggregate amounts owed by the Borrowers to the extent that the aggregate amount owing to such Bank hereunder is equal to its Percentage of the aggregate amount owing to all of the Banks hereunder. The provisions of this paragraph are intended only to set forth certain rules for the application of payments, proceeds and collections in the event that a Bank has breached its obligations hereunder and shall not be deemed to excuse any Bank from such obligations.

     Section 8.3 Expenses. All payments, collections and proceeds received or effected by the Agent may be applied, first to pay or reimburse the Agent for all costs, expenses, damages and liabilities at any time incurred by or imposed upon the Agent in connection with this Agreement or any other Loan Document (including but not limited to all reasonable attorney's fees, foreclosure expenses and advances made to protect the security of any collateral). If the Agent does not receive payments, collections or proceeds sufficient to cover any such costs, expenses, damages or liabilities within 30 days after their incurrence or imposition, each Bank shall, upon demand, remit to the Agent its Percentage of the difference between (i) such costs, expenses, damages and liabilities, and (ii) such payments, collections and proceeds.

     Section 8.4 Payments Received Directly by Banks. If any Bank or other holder of a Note shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Note other than through distributions made in accordance with
Section 8.2, such Bank or holder shall promptly give notice of such fact to the Agent and shall purchase from the other Banks or holders such participations in the Notes held by them as shall be necessary to cause the purchasing Bank or holder to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank or holder, the purchase shall be rescinded and the purchasing Bank restored to the extent of such recovery (but without interest thereon, except to the extent that the purchasing Bank is required to pay interest on the amount recovered, in which case each other Bank shall pay its Percentage of such interest as well).

     Section 8.5 Indemnification. The Agent shall not be required to do any act hereunder or under any other document or instrument delivered hereunder or in connection herewith or take any action toward the execution or enforcement of the agency hereby created, or to prosecute or defend any suit in respect of this Agreement or the Notes or any documents or instrument delivered hereunder or in connection herewith unless indemnified to its satisfaction by the holders of the Notes against loss, cost, liability and expense (other than any such loss, cost, liability or expense attributable to the Agent's own gross negligence or willful misconduct). If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and not commence or cease to do the acts indemnified against until such additional indemnity is furnished.

     Section 8.6 Limitations on Agent's Power. Notwithstanding any other provision of this Agreement the Agent shall not have the power, without the consent of all of the Banks, to (i) increase any Bank's Commitment Amount (ii) forgive any indebtedness of the Borrowers arising under this Agreement or the Notes, (iii) agree to reduce the rate of interest or the amount or rate of any fees charged under this Agreement, (iv) agree to extend the maturity of any amount due under this Agreement or the Notes, (v) extend the Commitment Termination Date, (vi) amend this Section 8.6 or the definition of "Required Banks" in Section 1.1, or (vii) permit the assignment by either Borrower of its rights under the Loan Documents or any interest therein.

     Section 8.7 Exculpation; "Agent."

          (a) The Agent shall be entitled to rely upon advice of counsel concerning legal matters, and upon this Agreement, any Loan Document and any schedule, certificate, statement, report, notice or other writing which it believes to be genuine or to have been presented by a proper person. Neither the Agent nor any of its directors, officers, employees or agents shall (a) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of this Agreement, any Loan Document, or any other instrument or document delivered hereunder or in connection herewith, (b) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security,
     (c) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by either Borrower or any other obligor of its obligations, or (d) in any event be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. The appointment of Norwest as Agent hereunder created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Norwest in its individual capacity.

          (b) The term, "agent" is used herein in reference to the Agent merely as a matter of custom. It is intended to reflect only an administrative relationship between the Agent and the Banks, in each case as independent contracting parties. However, the obligations of the Agent shall be limited to those expressly set forth herein. In no event shall the use of such term create or imply any fiduciary relationship or any other obligation arising under the general law of agency.

     Section 8.8 Agent and Affiliates. The Agent shall have the same rights and powers hereunder in its individual capacity as any other Bank, and may exercise or refrain from exercising the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from and generally engage in any kind of business with the Borrowers as fully as if the Agent were not the Agent hereunder.

     Section 8.9 Credit Investigation. Each Bank acknowledges that it has made such inquiries and taken such care on its own behalf as would have been the case had its Commitment been granted and the Advances made directly by such Bank to the Borrowers without the intervention of the Agent or any other Bank. Each Bank agrees and acknowledges that the Agent makes no representations or warranties about the creditworthiness of the Borrowers or any other party to this Agreement or with respect to the legality, validity, sufficiency or enforceability of this Agreement any Loan Document, or any other instrument or document delivered hereunder or in connection herewith.

     Section 8.10 Resignation. The Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and the Banks. In the event of any resignation of the Agent, the Required Banks shall as promptly as practicable appoint a successor Agent. The Banks shall consult with the Borrower about the choice of such successor Agent prior to making such appointment, but the consent of the Borrower shall not be a condition to such appointment. If no such successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the resigning Agent's giving of notice of resignation, then the resigning Agent may, on behalf of the Banks, appoint a successor Agent, which shall be an Eligible Bank organized under the laws of the United States of America or of any state thereof Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request and the resigning Agent shall be discharged from its duties and obligations under this Agreement. After any resignation pursuant to this Section, the provisions of this Section shall inure to the benefit of the retiring Agent as to any actions taken or omitted to be taken by it while it was an Agent hereunder.

     Section 8.11 Assignments.

          (a) No Bank may assign any of its rights or obligations under any Loan Document without the prior written consent of the Borrowers and the Agent, which consent shall not be unreasonably withheld; provided, however, that the consent of the Borrowers shall not be required in connection with any such assignment made at any time when a Default or Event of Default has occurred and is continuing. Upon receiving such consent, any Bank may assign a portion of its Note and Commitment to an Eligible Bank (an "Applicant") on any date (the "Adjustment Date") selected by such Bank. The aggregate principal amount of the Note and Commitment so assigned in any assignment shall be not less than $5,000,000, and the assigning Bank shall retain at least $5,000,000 of such Note and Commitment for its own account; provided, however, that the foregoing restriction shall not apply to a Bank assigning its entire Note and Commitment to the Applicant. Such request shall specify the identity of such Applicant and the Percentage which it proposes that such Applicant acquire.

          (b) To confirm the status of each Additional Bank as a party to this Agreement and to evidence the assignment of the applicable portion of the assigning Bank's Commitment and Note in accordance herewith:

          (i) the Borrowers, such Bank, such Applicant, and the Agent shall, on or before the Adjustment Date, execute and deliver to the Agent an Assignment Certificate (provided that the assignment will be effective whether the Borrowers sign it or not), in substantially the form of Exhibit D (an "Assignment Certificate"); and

          (ii) the Borrowers will execute and deliver to the assigning Bank a new Note, payable to the order of the Applicant in an amount corresponding to the applicable interest in the assigning Bank's rights and obligations acquired by such Applicant pursuant to such assignment, and, if the assigning Bank has retained interests in such rights and obligations, a new Note, payable to the order of that Bank in an amount corresponding to such retained interests. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the applicable Note to be replaced by such new Notes, shall be dated the effective date of such assignment and shall otherwise be in the form of the Note to be replaced thereby. Such new Notes shall be issued in substitution for, but not in satisfaction or payment of, the Note being replaced thereby.

Upon the execution and delivery of such Assignment Certificate and such Notes,
(a) this Agreement shall deemed to be amended to the extent, and only to the extent, necessary to reflect the addition of such Additional Bank and the resulting adjustment of Percentages arising therefrom, (b) the assigning Bank shall be relieved of all obligations hereunder to the extent of the reduction of all obligations hereunder and to the extent of the reduction of such Bank's Percentage, and (c) the Additional Bank shall become a party hereto and shall be entitled to all rights, benefits and privileges accorded to a Bank herein and in each other document or instrument executed pursuant hereto and subject to all obligations of a Bank hereunder, including the right to approve or disapprove actions which, in accordance with the terms hereof, require the approval of the Required Banks or all Banks, and the obligations to make Advances hereunder. Promptly after the execution of any Assignment Certificate, a copy thereof shall be delivered by the Agent to each Bank.

          (c) In order to facilitate the addition of Additional Banks hereto, the Borrowers shall cooperate fully with each Bank and the Agent in connection therewith and shall provide all reasonable assistance requested by each Bank and the Agent relating thereto, including, without limitation, the furnishing of such written materials and financial information regarding the Borrowers as any Bank or the Agent may reasonably request, the execution of such documents as any Bank or the Agent may reasonably request with respect thereto, and the participation by officers and managers of the Borrowers in a meeting or teleconference call with any Applicant upon the request of any Bank or the Agent.

          (d) Without limiting any other provision hereof:

          (i) each Bank may at any time, upon written notice to the Borrowers and the Agent, sell, assign, transfer, or negotiate all or any part of its Commitment, Advances, Note, and other rights and obligations under this Agreement and the Loan Documents to one or more affiliates of such Bank, provided that unless consented to by the Borrowers and the Agent, no such sale, assignment, transfer or negotiation of Commitment shall relieve the transferring Bank from its obligations (to the extent such affiliate does not fulfill its obligations) hereunder; and

          (ii) each Bank may at any time sell, assign, transfer, or negotiate all or any part of its Commitment Advances, Note, and other rights and obligations under this Agreement and the Loan Documents to one or more Banks, and any such sale, assignment, transfer or negotiation shall relieve the transferring Bank from its obligations hereunder to the extent of the obligations so transferred (except, in any event, to the extent that the Borrowers, any other Bank or the Agent has rights against such transferring Bank as a result of any default by such transferring Bank under this Agreement);

     provided, however, that any partial sale, assignment, transfer or negotiation pursuant to this Section shall be pro rata as to all of the Commitment, Note and Advances transferred.

          (e) Any Bank making an assignment under this Section shall pay the Agent a transfer fee in the amount of $2,500 simultaneous with such assignment.

          (f) Notwithstanding any other provision of this Agreement, any Bank may at any time create a security interest in all or any portion of its rights under this Agreement and that Bank's Note in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          (g) Except as set forth in this Section 8.11 and the following Section 8.12, no Bank may assign any of its rights or obligations under any Loan Document.

     Section 8.12 Participations. In addition to the rights granted in Section 8.11, each Bank may grant participations in a portion of its Note and Commitment to any institutional investor, with the prior written consent of the Agent which consent shall not be unreasonably withheld, but only so long as the principal amount of the participation so granted is no less than $5,000,000. A Bank requesting the Agent's consent to any such participation shall provide the Agent the name, address and telecopier number of the participant and the amount of the Note and Commitment covered by the participation, and such other information as the Agent may reasonably request. No holder of any such participation, other than an affiliate of such Bank, shall be entitled to require such Bank to take or omit to take any action hereunder, except that such Bank may agree with such participant that such Bank will not, without such participant's consent, (i) forgive any indebtedness of the Borrowers under this Agreement or the Notes,
(ii) agree to reduce the rate of interest charged under this Agreement (iii) agree to extend the final maturity of any indebtedness evidenced by the Notes,
(iv) extend the Commitment Termination Date, or (v) agree to release any collateral securing payment of the Notes, except as expressly provided by the terms of the Loan Documents. No Bank shall, as between the Borrowers and such Bank, be relieved of any of its obligations hereunder as a result of any such granting of a participation. The Borrowers hereby acknowledge and agree that any participant described in this Section will, for purposes of Section 2.20, be considered to be a Bank hereunder (provided that such participant shall not be entitled to receive any more than the Bank selling such participation would have received had such sale not taken place) and may rely on, and possess all rights under, any opinions, certificates, or other instruments or documents delivered under or in connection with any Loan Document. Except as set forth in this
Section 8.12, no Bank may grant any participation in any Loan Document or Commitment.

     Section 8.13 Co-Agent. The Bank identified on the title page and in the preamble to this Agreement as "Co-Agent" shall have no right, power, obligation or liability under this Agreement or any other Loan Document other than those applicable to all Banks as such. Each

Bank acknowledges that it has not relied, and will not rely, on any Bank so identified in deciding to enter into this Agreement or in taking or omitting any action hereunder.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.1 No Waiver. Cumulative Remedies. No failure or delay on the part of the Banks or the Borrower in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof, nor shall any Bank's acceptance of payments while any Default or Event of Default is outstanding operate as a waiver of such Default or Event of Default, or any right, power or remedy under the Loan Documents; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     Section 9.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrowers therefrom shall be effective unless the same shall be in writing and signed by the Required Banks (or, in the case of any action described in Section
8.6 or elsewhere requiring the consent of all of the Banks, each Bank) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

     Section 9.3 Notice. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by certified or registered mail, postage prepaid, return receipt requested (it being agreed that the returned receipt shall constitute prima facie evidence of the receipt of such notice or other communication), (iii) sent by Federal Express or similar expedited delivery service, or (iv) transmitted by telecopy, in each case addressed to the party to whom notice is being given at the address or addresses (including any addresses specified for copies) as set forth for such party by its signature below, or if telecopied, transmitted to that party at its telecopier number or numbers (including any numbers specified for copies) set forth by its signature below; or, as to each party, at such other addresses or telecopier numbers as may hereafter be designated in a notice by that party to the other parties complying with the terms of this Section. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally or by mail, (ii) the date of receipt if delivered by Federal Express or similar expedited delivery service, or (iii) the date of transmission if delivered by telecopy, except that notices or requests to the Agent or any Bank pursuant to any of the provisions of Article II shall not be effective until received. Notice given by the Agent or any Bank to either Borrower at the addresses and/or telecopier numbers determined as set forth in this Section shall be deemed sufficient as to both Borrowers, regardless of whether each Borrower is sent separate copies of such notice or even specifically identified in such notice.

     Section 9.4 Accommodation Party Defenses Waived. The parties intend that each of the Borrowers shall be fully liable for the entire principal balance of and interest on the Notes and all other indebtedness arising hereunder. Nonetheless, in case a court finds that either Borrower is not such a primary obligor with respect to all or any part of such obligations, the Borrowers expressly waive the benefit of any and all defenses and discharges available to a guarantor, surety, endorser or accommodation party dependent on an obligor's character as such. Without limiting the generality of the foregoing, the liability of the Borrowers hereunder shall not be affected or impaired in any way by any of the following acts or things (which the Agent and the Banks are hereby expressly authorized to do, omit or suffer from time to time without notice to or consent of anyone): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all indebtedness arising under this Agreement; (ii) any extension or renewal of any such indebtedness (whether or not for longer than the original period) or any modification of the interest rate, maturity or other terms of any such indebtedness; (iii) any waiver or indulgence granted to either Borrower, and any delay or lack of diligence in the enforcement of the indebtedness arising under this Agreement; (iv ) any full or partial release of, compromise or settlement with, or agreement not to sue, either Borrower or any guarantor or other person liable on any such indebtedness; (v) any release, surrender, cancellation or other discharge of any indebtedness arising under this Agreement or the acceptance of any instrument in renewal or substitution for any instrument evidencing any such indebtedness; (vi) any failure to obtain collateral security (including rights of setoff) for any indebtedness arising under this Agreement, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security for any such indebtedness; (vii) any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security for any such indebtedness; (viii) any assignment, sale, pledge or other transfer of any of the indebtedness arising under this Agreement; or (ix) any manner, order or method of application of any payments or credits on any indebtedness arising under this Agreement.

     Section 9.5 Disclosure of Information. The Agent and the Banks shall keep confidential (and cause their respective officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished by the LJ Parties to the Agent or the Banks (the "Disclosed Information"). Notwithstanding the foregoing, the Agent and each Bank may disclose Disclosed Information (i) to the Agent, any other Bank or any affiliate of any Bank; (ii) to legal counsel, accountants and other professional advisors to the Agent or such Bank, so long as such counsel, accountants or other advisors have been advised of the terms of this Section 9.5 and are bound hereby; (iii) to any regulatory body having jurisdiction over any Bank or the Agent; (iv) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any governmental agency or authority; (v) to the extent such Disclosed Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to the Agent or such Bank on a non-confidential basis from a source other than an LJ Party, or (C) was available to the Agent or such Bank on a non-confidential basis prior to its disclosure to the Agent or such Bank by an LJ Party; (vi) to the extent the Company shall have consented to such disclosure in writing; (vii) to the extent reasonably deemed necessary by the Agent or any Bank in the enforcement of the remedies of the Agent and the Banks provided under the Loan Documents; or (viii) in connection with any potential assignment or participation in the interest granted hereunder, provided that any such potential assignee or participant shall have executed a confidentiality agreement imposing on such potential assignee or participant substantially the same obligations as are imposed on the Agent and the Banks under this Section.

     Section 9.6 Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, administration, amendment or enforcement of the Loan Documents and the other instruments and documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, whether paid to outside counsel or allocated to the Agent by in-house counsel. The Borrowers also agree to pay and reimburse the Agent for all of its out-of-pocket and allocated costs incurred in connection with each audit or examination conducted by the Agent, its employees or agents, which audits and examinations shall be for the sole benefit of the Agent and the Banks. In addition, the Borrowers agree to pay on demand all costs and expenses incurred by any Bank (other than the Agent) in connection with the enforcement of the Loan Documents following the occurrence of an Event of Default including the reasonable fees and out-of-pocket expenses of counsel for such Bank with respect thereto; provided, however, that no such costs and expenses shall be paid prior to payment in full of all principal and interest on the Notes and all costs and expenses incurred by the Agent and reimbursable hereunder.

     Section 9.7 Indemnification by Borrowers. The Borrowers hereby agree to indemnify the Agent and the Banks and each officer, director, employee and agent thereof (herein individually each called an "Indemnitee" and collectively called the "Indemnitees") from and against any and all losses, claims, damages, reasonable expenses (including, without limitation, reasonable attorneys' fees) and liabilities (all of the foregoing being herein called the "Indemnified Liabilities") incurred by an Indemnitee in connection with or arising out of the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the use of the proceeds of any Advance or Letter of Credit hereunder (including but not limited to any such loss, claim, damage, expense or liability arising out of any claim in which it is alleged that any Environmental Law has been breached with respect to any activity or property of the Borrowers), except for any portion of such losses, claims, damages, expenses or liabilities incurred solely as a result of the gross negligence or willful misconduct of the applicable Indemnitee. If and to the extent that the foregoing indemnity may be unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section shall survive any termination of this Agreement.

     Section 9.8 Execution in Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement or such other Loan Document, as the case may be, taken together, shall constitute but one and the same instrument.

     Section 9.9 Binding Effect, Assignment. The Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Banks and their respective successors and assigns, except that neither Borrower shall have the right to assign its rights thereunder or any interest therein without the prior written consent of each of the Banks.

     Section 9.10 Governing Law. The Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

     Section 9.11 Jurisdiction. The Borrowers hereby irrevocably submit to the jurisdiction of any state or federal court sitting in Minneapolis or St. Paul, Minnesota, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, and the Borrowers hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Minnesota state or federal court. The Borrowers hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrowers irrevocably consent to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing of copies of such process to the Borrowers at their addresses as determined under Section 9.3. The Borrowers agree that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of the Agent or any Bank to serve legal process in any other manner permitted by law or affect the right of the Agent or any Bank to bring any action or proceeding against the Borrowers or their property in the courts of other jurisdictions.

     SECTION 9.12 WAIVER OF JURY TRIAL. THE BORROWERS, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT AND THE NOTES OR THE RELATIONSHIPS ESTABLISHED HEREUNDER.

     Section 9.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof

     Section 9.14 Prior Agreements. This Agreement and the other Loan Documents and related documents described herein restate and supersede in their entirety any and all prior agreements and understandings, oral or written, between the Banks and the Borrowers.

     Section 9.15 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



Addresses for Larson-Juhl Inc. and Larson-Juhl      LARSON-JUHL, INC.
International L.L.C.:
3900 Steve Reynolds Boulevard
Norcross, Georgia  30093
Attention:  Craig A. Ponzio                         By:  /s/ Craig A. Ponzio
Telecopier:  770-279-2025                              ---------------------------------
                                                       Its: President

with a copy of all notices to:                      LARSON-JUHL INTERNATIONAL L.L.C.

                                                    By:  /s/ Craig A. Ponzio
                                                       ---------------------------------
Mr. Philip H. Moise                                    Its: Managing Member
Nelson Mullins Riley & Scarborough, L.L.P.
[If by mail:]
P.O. Box 77707
Atlanta, Georgia  30357
[If by other delivery service:]
400 Colony Square
1201 Peachtree Street, N.E.
Atlanta, Georgia  30361
Telecopier:  404-817-6050

Address:                                            NORWEST BANK MINNESOTA,
Sixth Street and Marquette Avenue                       NATIONAL ASSOCIATION, as Agent
Minneapolis, Minnesota  55479-0085
Attention:  Lennie Kaufman
Telecopier:  612-667-4145                           By:  /s/ Scott Bjelde
                                                       ---------------------------------
                                                       Its: Vice President

Address:                                            NORWEST BANK MINNESOTA,
Sixth Street and Marquette Avenue                       NATIONAL ASSOCIATION, as a Bank
Minneapolis, Minnesota  55479-0085
Attention:  Scott Bjelde
Telecopier:  612-667-4145                           By: /s/ Scott Bjelde
                                                       ---------------------------------
                                                       Its:  Vice President
Commitment Amount:  $30,000,000

Address:                                            SUNTRUST BANK, ATLANTA
25 Park Place, N.E./Mail Code 127
Atlanta, Georgia  30303
Attention:  Jenna Hale
Telecopier:  404-588-8833                           By:    /s/ Jenna M. Hale
                                                       ---------------------------------
                                                       Its: Banking Officer

Commitment Amount:  $30,000,000

                                                    By:   /s/ R. Michael Dunlap
                                                       ---------------------------------
                                                       Its: Vice President

Address:                                            THE SUMITOMO BANK, LIMITED
One Peachtree Center
303 Peachtree Street, Suite 4420
Atlanta, Georgia  30308
Attention:  Lauren P. Carrigan                      By:      /s/ Terry Herron
Telecopier:  404-523-7983                              ---------------------------------
                                                       Its: Vice President

Commitment Amount:  $20,000,000

                                                    By:   /s/ Lauren P. Carrigan
                                                       ---------------------------------
                                                       Its: Assistant Vice President

Address:                                            THE SUMITOMO BANK, LIMITED
647 Roswell Street
Marietta, Georgia  30060
Attention:  Tasia T. Katapodis
Telecopier:  770-423-3033                           By:    /s/ Tasia T. Katapodis
                                                       ---------------------------------
                                                       Its: Vice President

Commitment Amount:  $10,000,000

                             EXHIBITS AND SCHEDULES

Exhibit A           Note

Exhibit B           Letter of Credit Application and Reimbursement Agreement

Exhibit C           Form of Compliance Certificate

Exhibit D           Assignment Certificate

                    ---------------------------------------------------



Schedule 2.17       Use of First Borrowing

Schedule 4.4        Subsidiaries

Schedule 6.1        Permitted Liens

Schedule 6.2        Permitted Indebtedness

Schedule 6.3        Permitted Guaranties

                                                                      Exhibit A

                                 REVOLVING NOTE

$____________                                            Minneapolis, Minnesota
                                                       _________________, 19___

         For value received, Larson-Juhl Inc., a Georgia corporation, and Larson-Juhl International L.L.C., a Georgia limited liability company (each, a "Borrower" and together, the "Borrowers"), jointly and severally promise to pay to the order of ________________________ _________, a _________________________
(the "Bank"), at the main office of Norwest Bank Minnesota, National Association ("Norwest") in Minneapolis, Minnesota, on the Commitment Termination Date, as defined in the Credit Agreement described below, the principal sum of _______________________________ Dollars ($__________), or, if less, the aggregate unpaid principal amount of all advances made by the Bank to either or both Borrowers pursuant to Section 2.1 of the Revolving Credit Agreement dated July 16, 1996 among the Borrowers, Norwest, as Agent (in such capacity, the "Agent"), and various Banks, including the Bank (together with all amendments, modifications and restatements thereof, the "Credit Agreement"), and to pay interest on the principal balance of this Note outstanding from time to time at the rate or rates determined pursuant to the Credit Agreement.

         Interest accruing on the principal balance of this Note shall be due and payable on the dates specified in the Credit Agreement.

         This Note is issued pursuant to, and is subject to, the Credit Agreement, which provides (among other things) for the acceleration of this Note upon an Event of Default and for the voluntary and mandatory prepayment of this Note.

         The Borrowers jointly and severally agree to pay all costs of collection, including reasonable attorneys' fees and legal expenses, if this
Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

LARSON-JUHL INC.                            LARSON-JUHL INTERNATIONAL L.L.C.

By: __________________________              By: _____________________________
  Its: _______________________               Its: ___________________________

                                                                       Exhibit C

                             COMPLIANCE CERTIFICATE

                                          -----------------------, ------


Norwest Bank Minnesota, National Association, for itself and as Agent under the Credit
    Agreement described below
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0085

The Banks, as defined under the Credit
    Agreement described below

                             COMPLIANCE CERTIFICATE

Ladies and Gentlemen:

         Reference is made to the Credit Agreement dated July 16, 1996 among Larson-Juhl Inc. (the "Company"), Larson-Juhl International L.L.C., Norwest Bank Minnesota, National Association, as Agent and the Banks, as defined therein (the "Credit Agreement").

         All terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

         This is a Compliance Certificate submitted in connection with the Company's financial statements (the "Statements") as of ______________________, ______(the "Effective Date").

         I hereby certify to you as follows:

         1. I am the chief financial officer of the Company, and I am familiar with the financial statements and financial affairs of the Company.

         2. The Statements have been prepared in accordance with generally accepted accounting principles applied on a basis that is consistent with the accounting practices practices reflected in the annual financial statements referred to in Section 4.5[, subject to year-end audit adjustments].

         3. The following computations set forth the Borrower's compliance or noncompliance with the requirements set forth in Sections 5.9, 5.10, 5.11, 5.12 and 5.13 as of the Effective Date:

                    ACTUAL                                                                REQUIREMENT
                    5.9 TOTAL-FUNDED-DEBT-TO-EBITDAR RATIO

                    Funded Debt

                      On Balance Sheet              $_________

                      Off Balance Sheet             $_________

                    Total Funded Debt               $_________

                    EBITDAR                         $_________

                    Ratio                                              _________:1        =<3.50:1

                    5.10 TOTAL FUNDED DEBT TO ADJUSTED TANGIBLE NET WORTH

                    Total Funded Debt               $_________

                    ATNW                            $_________

                    Ratio                                              _________:1        =<3.00:1

                    5.11 ADJUSTED TANGIBLE NET WORTH

                    ATNW                                               $_________         *

                    5.12 EBITDAR

                    EBITDAR                                            $_________         >=$0

                    5.11 NET INCOME

                    Net Income                                         $_________         >=$1

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of, the financial covenants referred to above.

         4. I have no knowledge of the occurrence of any Default or Event of Default, except as set forth in the attachments, if any, hereto.

Very truly yours,

LARSON-JUHL INC.                            LARSON-JUHL INTERNATIONAL L.L.C.

By                                          By
  --------------------------                  --------------------------------
  Its                                         Its
     -----------------------                     -----------------------------

*REQUIRED ADJUSTED TANGIBLE NET WORTH: $28,000,000, plus 30% of in (but not decreases) in Company's book pre-tax income for fiscal year ending after 8/31/96.

                                                                       Exhibit D

                             ASSIGNMENT CERTIFICATE

Assigning Bank:
               ----------------------------
Applicant:
          ---------------------------------

     This Certificate (the "Certificate") is delivered pursuant to Section 8.11 of the Credit Agreement dated as of July 16, 1996 (together with all amendments, supplements, restatements and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among Larson-Juhl Inc., a Georgia corporation, and Larson-Juhl International .L.L.C., a Georgia limited liability company (the "Borrower"), Norwest Bank Minnesota, National Association, as agent (the "Agent"), and the various banks now or hereafter parties thereto.

     The Assigning Bank named above wishes to assign a portion of its interest arising under the Credit Agreement to the Applicant named above pursuant to
Section 8.11 of the Credit Agreement, and the Applicant wishes to become an Additional Bank pursuant thereto. This Certificate is an Assignment Certificate, as defined in the Credit Agreement, and is executed for purposes of informing the Agent and the Borrowers of the transactions contemplate hereby and obtaining the consent of the Agent and the Borrowers to the extent required under the Credit Agreement.

     Accordingly, the undersigned hereby agree as follows:

     1. Definitions. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

     2. Allocation of Payments. Any interest fees and other payments accrued to the Effective Date with respect to the Assigning Bank's interest under the Loan Documents shall be for the account of the Assigning Bank. Any interest, fees and other payments accruing on and after the Effective Date with respect to the interests assigned hereunder shall be for the account of the Applicant. Each of the Assigning Bank and the Applicant agrees that it will hold in trust for the other party any interest fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     3. Effective Date, Conditions. The date on which the Applicant shall become an Additional Bank (the "Effective Date") is _____________________, 19___; provided, however, that the assignment and assumption described in this Certificate shall not be effective unless, on or before the Effective Date, (i) the Agent has received counterparts of this Certificate duly executed and delivered by the Borrowers (unless the Borrowers' consent to the assignment hereunder is not required under Section 8.11 of the Credit Agreement), the Assigning Bank, the Agent and the Applicant, (ii) the Agent has received the transfer fee for the account of the Agent in the amount of $2,500, and (iii) all other terms and conditions of this Certificate and the Credit Agreement relating to the assignment hereunder have been satisfied.

         4. Applicant's Interest. Effective as of the Effective Date, (i) the Applicant's Commitment Amount shall be the amount designated as the "Assigned Commitment Amount" opposite the Applicant's signature below (and the Applicant shall be deemed to have assumed the Assigning Bank's Commitment in the amount of such Assigned Commitment Amount), (ii) the principal amount of Advances owing to the Applicant shall be the amount designated as the "Assigned Advances" opposite the Applicant's signature below and (iii) the Applicant's Percentage shall be the percentage designated as the "Assigned Percentage" opposite the Applicant's signature below.

         5. Retained Interest. Effective as of the Effective Date, (i) the Assigning Bank's Commitment Amount shall be the amount designated as the "Retained Commitment Amount" opposite the Assigning Bank's signature below (which amount shall, when added t the Applicant's Commitment Amount as determined under paragraph 4, equal the Assigning Bank's Commitment Amount as determined immediately before giving effect to this Certificate) (and the Assigning Bank shall be relieved of all of its obligations under-the Credit Agreement to the extent of the reduction in its Commitment Amount 'm accordance herewith), (ii) the principal amount of Advances under Section 2.1 owing to the Assigning Bank shall be the amount designated as the "Retained Advances" opposite the Assigning Bank's signature below, and (iii) the Assigning Bank's Percentage shall be the percentage designated as the "Retained Percentage" opposite the Assigning Bank's signature below.

         6. New Notes. Concurrently with the execution and delivery hereof, the Borrowers shall issue and deliver to the Agent in exchange for the Assigning Bank's Note (i) a Note payable to the order of the Applicant in a face principal amount equal to the Applicant's "Assigned Commitment Amount" (or, if the Effective Date is after the Commitment Termination Date, the Applicant's "Assigned Advances"), in substantially the form of Exhibit A to the Credit Agreement, and (ii) a Note payable to the order of the Assigning Bank in the amount of the "Retained Commitment Amount (or, if the Effective Date is after the Commitment Termination Date, the Assigning Bank's "Retained Advances"), in substantially the form of Exhibit A to the Credit Agreement. The Agent shall deliver the foregoing Notes to the Applicant and the Assigning Bank promptly after the Effective Date, or (if later) the receipt by the Agent thereof.

         7. Notice Address. The address shown below the Applicant's signature hereto shall be its notice address for purposes of Section 9.3 of the Credit Agreement, unless and until it shall designate, in accordance with such Section 9.3, another address for such purposes.

         8. Assumption. Upon the Effective Date, the Applicant shall become a party to the Credit Agreement and a Bank thereunder and (i) shall be entitled to all rights, benefits and privileges accorded to a Bank in the Credit Agreement,
(ii) shall be subject to all obligations of a Bank thereunder, and (iii) shall be deemed to have specifically ratified, confirmed and agreed to be bound by (and by executing this Certificate the Applicant hereby specifically ratifies, confirms and agrees to be bound by) all of the provisions of the Credit Agreement and the Loan Documents.

         9. Independent Credit Decision. The Applicant (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 4.5 or 5.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; (b) acknowledges and agrees that in becoming an Additional Bank and in making any Advance under the Credit Agreement, such actions have been and will be made without recourse to, or representation or warranty by, the Assigning Bank or the Agent; and (c) agrees that it will, independently and without reliance upon the Assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         10. Withholding Tax. The Applicant (a) represents and warrants to the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Agent with respect to any payments to be made to the Applicant hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrowers prior to the time that the Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executes originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Applicant claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Applicant, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         11. Further Assurances. The Borrowers, the Assigning Bank and the Applicant shall, at any time and from time to time upon the written request of the Agent, execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purpose of this Certificate.

         12. Miscellaneous. This Certificate may be executed in any number of counterparts by the parties hereto, each of which counterparts shall be deemed to be an original and all of which shall together constitute one and the same certificate. Matters relating to this Certificate shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the Effective Date set forth above.

Retained Advances:
         $
          -----------------              --------------------------------
Retained Commitment Amount:                       [Assigning Bank]
         $
          -----------------
Retained Percentage:          %
                    ----------
                                         By
                                           ------------------------
                                           Its
                                              ---------------------

Assigned Advances:
         $
          -----------------              --------------------------------
Assigned Commitment Amount:                         [Applicant]
         $
          -----------------
Assigned Percentage:             %
                    -------------
                                         By
                                           ---------------------------
                                           Its
                                              ------------------------

                                         Notice Address:

                                         -----------------------------

                                         -----------------------------

                                         -----------------------------

                                         -----------------------------

                                         Telecopier:
                                                    ------------------

                                Consent of Agent

         The Agent hereby consents to the foregoing Assignment.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        By
                                          ---------------------------------
                                          Its
                                             ------------------------------

                              Consent of Borrowers

         The Borrowers hereby consent to the foregoing Assignment.

LARSON-JUHL INC.                        LARSON-JUHL INTERNATIONAL L.L.C.

By                                      By
  --------------------------              ---------------------------------
  Its                                     Its
     -----------------------                 ------------------------------